1933 Act Registration No. 33-82054

1940 Act Registration No. 811-8660

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 14

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 15

Thrivent Variable Annuity Account A

(Exact name of registrant as specified in charter)

Thrivent Financial for Lutherans

(Name of Depositor)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (612) 340-7215

James M.Odland, ESQ.

Thrivent Financial for Lutherans

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on May 1, 2006 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

Thrivent Financial for Lutherans

# Prospectuses

# Flexible Premium Deferred Variable Annuity

May 1, 2006

Thrivent Variable Annuity Account A
Thrivent Series Fund, Inc.

THRIVENT VARIABLE ANNUITY ACCOUNT A

PROSPECTUS

FOR

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Prospectus describes the flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, you may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on the Annuitant’s designation to one or more Subaccounts of Thrivent Variable Annuity Account A (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc., which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc. and
Transamerica Investment Management LLC)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management,
LP and T. Rowe Price International, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Fidelity Management &
Research Company)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent High Yield Portfolio II

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account, is contained in a Statement of Additional Information (“SAI”) dated May 1, 2006. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our address above. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI. The Table of Contents for the SAI may be found on Page 36 of this Prospectus. Appendix A sets forth definitions of special terms used in this Prospectus.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is May 1, 2006.

2

3

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you own or surrender the Contract or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%
Maximum Deferred Sales Load (as a percentage of Excess Amount surrendered)	7%[1]
Transfer Fee	$10[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses

Annual Contract Fee	$25[3]
Annual Subaccount Expenses[5]
Mortality and Expense Risk Charge	1.25%
Total Subaccount Annual Expenses	1.25%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of the Portfolios of the Fund is contained in the prospectus for the Fund.

Total Annual Portfolio Operating Expenses[4]	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.37%	1.19%

4

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

♦	If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$816	$894	$1,009	$1,247	$1,202	$1,609	$1,926	$2,780

♦	If you do not surrender your Contract:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$165	$247	$512	$762	$883	$1,302	$1,926	$2,780

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first seven Contract Years. The surrender charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years eight and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in “Waiver of Withdrawal and Surrender Charges.”

2 You are allowed 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge.

3 If your net premiums in the Contract exceed $1,500, we will waive the Contract maintenance charge. Net premiums are the sum of all premiums less withdrawals.

4 Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for certain of the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.37% to 1.08%. The reimbursements may be discontinued at any time.

5 A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95%.

5

SUMMARY

Please refer to Appendix A at the end of this Prospectus for definition of terms which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums

You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and the Fixed Account. Certain of the investment options may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premium allocations to the Fixed Account will accumulate at an effective annual interest rate of at least 3 1/2%.

Optional Investment Programs

We offer optional Dollar Cost Averaging and Asset Rebalancing Programs. See “The Accumulation Phase—Dollar Cost Averaging” and “The Accumulation Phase—Asset Rebalancing.”

Surrenders

If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge or maintenance charge.

Transfers

You may request the transfer of all or a part of your Contract’s Accumulated Value to or from other Subaccounts or the Fixed Account. You may request 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge. We will not transfer any amount less than $50 into any single Subaccount.

Death Benefits

The Contract offers a Death Benefit if the Annuitant dies before the Annuity Date.

Annuity Payments

We determine the Annuity Commencement Date based on the Annuitant’s age at the time we issue the Contract. You may elect to change this date subject to state restrictions. At the time of your Annuity Commencement Date, you must begin receiving annuity payments if the distributions are from a Qualified Plan. We offer five different annuity payment options, four of which provide annuity payments on a fixed basis.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix B.

6

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1994. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

7

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to one or more of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Subaccount	Thrivent Technology Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent High Yield Subaccount II	Thrivent High Yield Portfolio II
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

8

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio. To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio. To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Subaccount. To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio. To strive for long-term capital growth by investing primarily in foreign stocks.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

9

INVESTMENT OPTIONS

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio. To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio. To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of Thrivent Large Cap Index and Thrivent Bond Index Portfolios.

Thrivent High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent High Yield Portfolio II. To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as “junk bonds.”

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

10

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios and their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations are contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws; or

♦	Changes in Federal income tax law; or

♦	Changes in the investment management of the Fund; or

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

♦	Turner Investment Partners, Inc. and Transamerica Investment Management, LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio.

♦	Goldman Sachs Asset Management, L.P. serves as subadviser for Thrivent Partner Mid Cap Value Portfolio.

♦	T. Rowe Price International, Inc., and Mercator Asset Management, LP serve as subadvisers for Thrivent Partner International Stock Portfolio.

11

INVESTMENT OPTIONS

♦	Fidelity Management & Research Company serves as subadviser for Thrivent Partner All Cap Portfolio. FMR Co., Inc. serves as the Portfolio’s sub-subadviser.

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

Prior to the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3 1/2% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

12

THE CONTRACT

Crediting and Allocating Your Premium Payments

You may allocate your premiums to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of your premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may not allocate less than $50 to either the Subaccount(s) or the Fixed Account. We will allocate your premiums according to the instructions you provided in your application for the Contract or subsequently.

You may change your allocation for future premiums at any time by submitting a request to our Service Center.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of any distributions under the Contract while the Annuitant is alive. The owner of the Contract is usually, but not necessarily, the Annuitant. As owner, you can name beneficiaries, assign the Contract, transfer allocations between Subaccounts and the Fixed Account and designate who receives any annuity payments or distributions under the Contract. You will receive all annuity payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant dies, the death proceeds in the Contract are payable to the named beneficiary. If there is no beneficiary, the death proceeds are payable to you as the owner. We use the Annuitant’s life to determine the Annuity Commencement Date of the Contract. In the case of a qualified pension or profit-sharing plan, the Annuitant is the plan participant, and the owner is the retirement plan.

Adult and Juvenile Contracts

We issue adult Contracts to applicants age 16 or older. We issue juvenile Contracts when the proposed Annuitant was younger than age 16 but otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. While the Annuitant is alive and before the Annuity Commencement Date, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. The adult controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary following the earlier of: the Annuitant’s 21st birthday; or the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing (or automatically at age 16 in New York), or the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our Bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our Bylaws.

The juvenile Annuitant will become a benefit member on the first Contract Anniversary on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate. Thrivent

13

THE CONTRACT

Bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

Assignments of Ownership

You may absolutely assign your Contract by sending a written request, in good order, to our Service Center before the Annuity Commencement Date. You may not absolutely assign a juvenile Contract or a Contract issued in connection with Qualified Plans. You may assign your Contract as collateral for a loan by sending a written request to our Service Center. You may not assign a Contract issued in connection with a Qualified Plan as collateral. You may not assign a Contract after the Annuity Commencement Date. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, in good order, or the date we receive it at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Federal Tax Matters for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the Contract.

Successor Owners

If you are not the Annuitant, you may designate a successor owner to receive the Contract in the event of your death. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our Service Center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Upon any owner’s death before the Annuity Commencement Date, we are required to distribute the

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THE CONTRACT

Cash Surrender Value within five years. However, if the successor owner is a natural person (as opposed to an entity), the successor owner may elect to receive the Cash Surrender Value in periodic payments over the successor owner’s life (or over a period not exceeding the successor owner’s life expectancy) as long as the payments begin within one year of your death. If your spouse is the successor owner, your spouse will automatically become the owner of the Contract and will not be required to take these distributions.

Contracts Issued in Connection with Qualified Plans

If the Contract was used in a Qualified Plan and the owner is the plan administrator, the plan administrator may transfer ownership to the Annuitant if the Qualified Plan permits. Otherwise, a Contract used in a Qualified Plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than Thrivent Financial.

ACCUMULATION PHASE

There are two phases in the Contract: the accumulation and annuity phases. The accumulation phase is the period prior to the Annuity Commencement Date when you invest premiums in the separate and/or Fixed Account under the Contract. Premiums increase the Accumulated Value. In addition, the performance of the Subaccounts underlying the Variable Account and/or the Fixed Account will affect the Accumulated Value as well. The Contract may increase or decrease in value depending on the performance of the Variable Account. Generally, any increase in the Contract’s value grows tax-deferred until you request a distribution. Any distributions you take from the Contract during the accumulation phase are taxable to the extent there is gain in the Contract. Accumulation phase distributions are taxed differently than annuity payments. For annuity payments (periodic payments from an annuity payment option during the annuity phase), any cost basis in the Contract is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain.

Contract Valuation

During the accumulation phase, we refer to your Contract’s value as the Accumulated Value. The Accumulated Value is the total of:

♦	the Fixed Account value; and

♦	the Variable Account value (the total of all your subaccounts).

The Accumulated Value of your Contract is determined on each Valuation Date.

Fixed Account Valuation

You may choose to deposit some or none of your money in the Fixed Account portion of the Contract. We will credit interest on the Accumulated Values within the Fixed Account at a declared rate of interest for 12 months from the time of deposit. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3 1/2%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Accumulated Value within the Fixed Account may not exceed 3 1/2% for any 12-month period.

Each month we declare the effective annual interest rate that applies to the Fixed Account. This new rate applies to new premiums or amounts newly transferred from a Subaccount (new money) for the 12-month period beginning at the time of your deposit to the Fixed Account. After that period expires, a new rate will be declared for that deposit and will be effective for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.

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ACCUMULATION PHASE

The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the Fixed Account. Interest on existing money may vary depending on when the new money was first deposited in the Fixed Account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the Fixed Account.

Variable Account Valuation

We calculate the value of each Subaccount by multiplying the number of accumulation units attributable to that Subaccount by the Accumulation Unit Value for the Subaccount. Any amounts allocated to a Subaccount will be converted into accumulation units of the Subaccount.

We credit accumulation units to your Subaccount when you allocate premiums or transfer amounts to that particular Subaccount. The number of accumulation units we credit is determined by dividing the premium or other amount credited to the Subaccount by the accumulation unit value for that Valuation Date. Conversely, we reduce your accumulation units in a Subaccount when you withdraw or transfer from that Subaccount and by the Contract maintenance charge allocable to your Contract. The investment experience of the portfolio underlying each Subaccount will cause the accumulation unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the Subaccount. We make no guarantee as to the value in any Subaccount. You bear all the investment risk on the performance of the portfolios underlying the corresponding Subaccounts you choose. Because of all of the variables effecting a Subaccount’s performance, the Subaccount’s value cannot be predetermined.

In addition to your investment experience, any premiums you make or any surplus refund we credit will positively affect your Accumulated Value. If you make any withdrawals, your Accumulated Value will decrease by the amount of the withdrawals and any associated withdrawal charges.

At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:

(1)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(2)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) where:

(1)	Is the sum of:

(a)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(b)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(c)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(2)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(3)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total accumulated value in the Subaccount. The mortality and expense risk charge is 1.25%.

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ACCUMULATION PHASE

Dollar Cost Averaging

You may make regular transfers of predetermined amounts by establishing a dollar cost averaging plan. Under the plan, you may authorize automatic transfers from your Thrivent Money Market Subaccount to any or all of the other Subaccounts of the Variable Account. You may use dollar cost averaging until the amount in the Thrivent Money Market Subaccount is completely transferred, or the amount remaining is less than the transfer amount you authorized. You may terminate the plan at any time by request. Dollar cost averaging may be suitable for you if you wish to make a substantial deposit in your Contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Transfers among Subaccounts and/or the Fixed Account

Except for certain restrictions mentioned below, you may transfer your Accumulated Value among the Subaccounts and the Fixed Account. Such transfers must take place during the accumulation phase. We will process requests for transfers that we receive at our Service Center, in good order, before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive after that time as of the close of business on the following Valuation Date.

To accomplish a transfer from a Subaccount, we will redeem the accumulation units in that Subaccount and reinvest that value in accumulation units of the other Subaccounts and/or the Fixed Account as you specify. We will impose the following restrictions on transfers:

♦	You must transfer out at least $500 or, if less, the total value of the Subaccount or Fixed Account from which you are making the transfer.

♦	You must transfer in a minimum amount of $50 to any Subaccount or to the Fixed Account.

You may make twelve free transfers from one or more Subaccounts in each Contract year. After that, we will charge you $10 for each subsequent transfer. We deduct the transfer charge from the total value of the Subaccount from which the transfer was made. When you transfer from two or more Subaccounts, we apply the $10 transfer charge among those Subaccounts in proportion to the amounts you transfer. Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.

You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. Transfers from the Fixed Account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the Fixed Account, we redeem the value you wish to transfer from the Fixed Account and reinvest that value in accumulation units of the Subaccount or Subaccounts you have selected.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

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ACCUMULATION PHASE

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

Asset Rebalancing

You may choose to automatically rebalance your Contract value periodically under the asset rebalancing program. Automatic asset rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th, or 31st of a month). Before you begin the program, you should determine your investment goals and risk tolerance. After you determine the appropriate allocations and percentages, we will begin allocating your premiums immediately and rebalance on the date you select.

To elect to participate in the program, we must receive a written request at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. You can change your allocations at any time by telephone request (if you have elected this feature) or by written request. You can also stop or suspend the program by providing a written request to our Service Center.

Periodic rebalancing takes into account increases and decreases in Contract values in each Subaccount due to performance, withdrawals, transfers and premiums.

Automatic asset rebalancing does not count toward the number of free transfers described previously.

The Fixed Account is excluded from this program. We reserve the right to change this program at any time.

Telephone Transactions

You may make partial surrenders, transfers, premium allocation changes, and certain other transactions by telephone if you sign a Telephone Transaction Authorization Form. Telephone transfers are available when you complete the Telephone Transaction Authorization Form. If you elect to complete the Telephone Transaction Authorization Form, you thereby agree that we, our representatives and employees will not be liable for any loss, liability cost or expense when we, our representatives and employees act in accordance with the telephone transfer instructions that have been properly received. If a telephone authorization or

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ACCUMULATION PHASE

instruction, processed after you have completed the Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to suspend or limit telephone transactions.

Surrenders and Withdrawals Before the Annuity Commencement Date

You may surrender or withdraw from your Accumulated Value during the accumulation phase if the Annuitant is alive. To take a withdrawal you make a request to our Service Center. To completely surrender your Contract and receive your Cash Surrender Value or for partial withdrawals, you must submit a signed Thrivent Financial surrender form to our Service Center. The surrender or withdrawal will not be processed until we receive your surrender request at our Service Center, in good order. You may obtain a form by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time, on a Valuation Date, in order to process it on the same day.

We will generally pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. You will receive the Accumulated Value less any applicable withdrawal or surrender charge or any applicable Contract maintenance charge. Please see Contract Fees and Charges for more information. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $600, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $600 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. You may not withdraw less than $25 at one time.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Surrender a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the current owner(s).

A Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You sign the Thrivent Financial surrender form and have the signature (s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may be obtained at any national bank or brokerage firm.

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ACCUMULATION PHASE

If on your Contract Anniversary, the Accumulated Value of your Contract is below $600 and you have paid no premium for the past 36 consecutive months, we will terminate your Contract and pay you the Accumulated Value of the Contract less any applicable withdrawal charges.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59 1/2. See Federal Tax Matters for more details.

Automatic Payout Option

The automatic payout option is a series of partial withdrawals from your Contract based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Contract. This distribution plan is not considered annuitization nor are the payments considered annuity payments. You may only establish the automatic payout option during the accumulation phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See Contract Fees and Charges. You can set up this distribution plan by contacting your representative. You should consult a tax adviser about the tax consequences of receiving automatic payouts.

Death of an Owner and/or Annuitant Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit. We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount.

If you are an owner, but not the Annuitant, upon your death we will pay the Cash Surrender Value (not the death proceeds) of the Contract to your successor owner. (However, for Contracts delivered in New York, we will pay the Accumulated Value.)

Upon the death of the first owner to die, we are required to distribute the death proceeds (or Cash Surrender Value) to either your beneficiary or successor owner (as stated above):

♦	within five years of your death; or

♦	if your beneficiary or successor owner is a natural person (as opposed to an entity), he or she may select an annuity payment option. Payments must begin within one year of your death. The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.

Your beneficiary’s choices of payment options may be limited if you designate a mandatory form of distribution which does not allow your beneficiary to change it.

Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died before the Annuity Commencement Date;

♦	a completed claim form; and

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ACCUMULATION PHASE

♦	any other information that we reasonably require to process the claim.

If the Annuitant dies before age 80, the amount of the death benefit is the greater of:

♦	the Accumulated Value of the Contract;

♦	the sum of all premiums paid less the sum of any withdrawals; or

♦	the Minimum Death Proceeds Value which is equal to the highest Accumulated Value of the Contract at issue or on any Contract Anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

In the year the Annuitant reaches age 79, the Minimum Death Benefit Value is set for the last time on the Contract Anniversary date. From that point forward, death proceeds will be the last established minimum death proceeds amount, plus premiums, less withdrawals since that time, or the Accumulated Value of the Contract as of the good order date, which ever is greater.

If an Annuitant dies before annuity payments begin and that Annuitant’s spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

ANNUITY PHASE

The next phase after the accumulation phase of the Contract is the annuity phase. The annuity phase is the period when you begin receiving annuity payments (periodic payments), based on the amounts you accumulated under your Contract. This phase begins on the Annuity Commencement Date. Currently, we offer annuity payment options only on a fixed basis, however, we may choose to make other annuity payment options available in the future. Like the accumulation phase, any amounts remaining in your Contract during the annuity phase are tax-deferred until the payment is received.

Annuity Commencement Date

The Annuity Commencement Date is the date we apply the Cash Surrender Value to an annuity payment option for the benefit of a payee. The Annuity Commencement Date is sometimes referred to as a maturity date or annuity date. We determine the Annuity Commencement Date at the time we issue your Contract. If the Contract is nonqualified, Annuitant’s age 80 is the earliest maturity age we assign at issue. If the Contract is a qualified Contract, Annuitant’s age 70 is the earliest maturity age we assign at issue. In certain

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ANNUITY PHASE

circumstances you can change your Annuity Commencement Date to a date sooner or later than the assigned date in order to begin or defer receiving annuity payments. Some states may have certain restrictions as to the assignment of a maturity age. For either qualified or nonqualified Contracts, if the Annuitant’s age is greater than the earliest maturity age we use, the maturity age and Annuity Commencement Date will be dependent upon the Annuitant’s age at the time we issue the Contract. You may change your Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The Annuity Commencement Date is subject to our approval. If we issue your Contract in connection with a Qualified Plan, your plan document, or Contract endorsement may restrict your choice of an Annuity Commencement Date or the annuity payment option available. Some states require that we assign lower maximum maturity dates or do not allow us to issue Contracts to individuals who exceed a certain age. In any case, we will issue Contracts in accordance with the requirements of your state. The maximum maturity age is 90 on a Contract we deliver in the state of New York. As a result, we will not issue a Contract in New York if you are age 80 or older.

Annuity payments begin on the Annuity Commencement Date. However, we cannot make any annuity payments under an annuity payment option if you previously surrendered your Contract or if we have paid out all of the death proceeds to your beneficiary.

Annuity Payments

If you select an annuity payment option, we will transfer your Cash Surrender Value on your Annuity Commencement Date to our Fixed Account, which supports our insurance and annuity obligations. We call the resulting value your Annuity Proceeds. Your Annuity Proceeds will not vary with the performance of the Variable Account. We will pay the Annuity Proceeds to the payee that you designated on your Contract. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee.

We will not assess a surrender charge at the time of annuitization if annuity payments begin more than three years after your Issue Date and you choose an annuity payment option that provides a life income with a guaranteed payment period (such as Option 4 or Option 5 below). Otherwise, we will apply a surrender charge. In such cases we will take into account the 10% free withdrawal provision and the maximum 7 1/2% limitation described under Withdrawal or Surrender Charges.

The following annuity payment options are generally available under the Contract:

Option 1: Interest

You leave the Annuity Proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the Annuity Proceeds and the interest earned by submitting a request to our Service Center. Funds held in this option are not tax-deferred. You will be taxed on any taxable gains that accumulated and any earnings attributable to your Accumulated Value in the year in which this option is effected. Interest payments will be currently taxed in the year in which we credit them. This option may not be available in your state.

Option 2: Specified Amount Income

We make annuity payments at regular intervals of the amount you selected until the entire Annuity Proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

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ANNUITY PHASE

Option 3: Fixed Period Income

We make annuity payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “Guaranteed Payment Period.” At the end of the guaranteed payment period, all of the annuity payments will be paid, and the Contract will terminate. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

Option 4: Life Income with Guaranteed Payment Period

We make annuity payments at regular intervals for the lifetime of the payee. If the payee dies during the guaranteed payment period, we will continue payments to the payee’s named beneficiary to the end of the guaranteed payment period. The payee may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The amount of the annuity payments depends upon the age and, where permitted, sex of the payee at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

Option 5: Joint and Survivor Life Income with Guaranteed Payment Period

We make annuity payments at regular intervals for the lifetime of both payees. Upon the death of one of the payees, we will continue payments for the lifetime of the surviving payee. If both payees die during the guaranteed payment period, we will continue payments to the payees’ beneficiary to the end of that period. The payees may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The payees may also choose to have the annuity payments reduce upon the death of the first payee. The annuity payments may be reduced by a factor of 1/2, 1/3 or 1/4. A higher reduction amount will result in a higher payment while both payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the payees at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

We also have other annuity payment options that may be chosen. Information about these options may be obtained from your representative or our Service Center.

If you do not select an annuity payment option before your Annuity Commencement Date, we will select Option 4, the life income with guaranteed payment period, for you.

Before your Annuity Commencement Date, you may elect to receive a single sum rather than payments under the annuity payment option by surrendering the Contract. We will deduct a surrender charge from the Accumulated Value of your Contract, if applicable.

Under the annuity payment options, the payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25 ($20 for residents of New York.). We will make the first payment under the annuity payment option on the first business day following the end of the payment interval you choose. If the Annuity Proceeds at the Annuity Commencement Date are less than $1,000 or would not result in a payment of at least $25, we may pay the Annuity Proceeds in a single sum and we will cancel your annuity payment option. We determine the amount of your annuity payments by applying the Annuity Proceeds less any fees or charges due, to the annuity table in the Contract for the annuity payment option selected. We show the amount of the minimum annuity payments guaranteed by us for each $1,000 in an annuity payment option in the table in your Contract. The values of the annuity payment options are based on the payee’s age and sex on the Annuity Commencement Date. If there is an error as to the date of birth or sex of the payee, we will adjust any amount payable to conform to the correct date of birth or sex.

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ANNUITY PHASE

With respect to each annuity payment under an annuity payment option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

We will also deduct any applicable Contract maintenance charge at the Annuity Commencement Date upon commencement of an annuity payment option or receipt of a lump sum.

We declare interest rates applicable to annuity payment options at least annually. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.

Withdrawals and Surrenders during the Annuity Phase

Upon the Annuity Commencement Date and if the payee chooses a life income payment option, the payee must also elect to characterize the annuity payments as revocable or irrevocable. (However, some states do not allow the characterization of a Contract as revocable.) For all other payment options, your Contract will be revocable. If your Contract is revocable, you can:

♦	change the duration of the guaranteed payment period (to a shorter period);

♦	receive withdrawals; and

♦	surrender the Contract.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your payments as irrevocable, you cannot later change it to a revocable Contract once we begin making the payments.

In the event you surrender or take a withdrawal, in such cases, the amount you may withdraw or surrender is the commuted value of any unpaid annuity payments remaining in the guaranteed payout period. The commuted value is the current payments discounted at a rate you establish at the time you select your annuity payment option.

Death of Owner/Payee after the Annuity Commencement Date

If an owner/payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity Proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment may apply.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of your Contract. If you make a withdrawal from or surrender the Contract before the Contract has been in force for seven full Contract years, the charges in the table shown below will apply. If you select an annuity payment option before the end of the 7th Contract

24

CHARGES AND DEDUCTIONS

year, we will assess the applicable surrender charge (unless we waive it as described below).

Contract Year	Charge as Percentage of Excess Amount Withdrawn or Surrendered[1]
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

1 The withdrawal or surrender charge is a percentage of the excess amount. We define the excess amount as the total amount of the withdrawal or surrender less the amount of the 10% free withdrawal, described below. The total amount of withdrawal and surrender charges may not exceed 7 1/2% of total gross premiums you pay under the Contract.

If withdrawal or surrender charges are not sufficient to cover sales expenses, we will bear the loss. But, if the amount of such charges is more than sufficient, we will retain the excess. We do not believe that the withdrawal and surrender charges imposed will cover the expected sales expenses for the Contracts.

Certain withdrawals and surrenders are subject to a 10% federal tax penalty on the amount of taxable income withdrawn, in addition to ordinary income tax on any such taxable income. See Federal Tax Matters for more information.

Transfer Charge

You may make twelve free transfers in each Contract year. We will charge $10 for each subsequent transfer.

10% Free Withdrawal

In each Contract year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Contract year. A free withdrawal is a withdrawal without a withdrawal charge. To determine the free withdrawal amount, we take 10% of the Accumulated Value of the Contract at the time you made the first withdrawal in that Contract year. Any subsequent free withdrawals are subtracted from this amount. This right is not cumulative from Contract year to Contract year, so each Contract year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a withdrawal charge.

Waiver of Withdrawal and Surrender Charges

We will waive the withdrawal or surrender charge under the following circumstances:

♦	If you or your spouse is confined to a nursing home, a licensed hospital or a hospice for at least 30 consecutive days and your withdrawal or surrender occurred during your confinement or within 90 days of your confinement. We must receive satisfactory written proof at our Service Center. This is only allowed under certain state’s laws. This waiver is not available for Contracts delivered in New York.

♦	If you begin annuity payments more than three years after the Issue Date and you choose (1) a fixed period or specified amount where the accumulation phase and the payment period equals or exceeds the Surrender Charge period, or (2) a life income with a guaranteed period (such as Option 4 or 5 of the annuity payment options).

♦	Upon the death of the Annuitant (or owner for Contracts delivered in New York).

♦	If you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

♦	Withdrawal charges will also be waived for Contracts delivered in New York if Option 2 or 3 is chosen (if the duration of payments lasts for at least five years).

25

CHARGES AND DEDUCTIONS

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class. These variations in charges will not be unfairly discriminatory to the interests of other Contract owners.

Contract Maintenance Charge

During the accumulation phase, we annually deduct a $25 Contract maintenance charge. The charge is deducted on the last day of each Contract year or upon surrender of the Contract if that is earlier. We deduct the charge from your Accumulated Value in proportion to the amounts in your Subaccounts and the Fixed Account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the Contract.

We do not deduct this charge if your total net premiums are $1,500 or more at the end of your Contract year or at surrender. Net premiums are your premiums less any withdrawals and any associated withdrawal charges. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of actual expenses. We reserve the right to waive this charge.

Mortality and Expense Risk Charge

We assume several mortality risks under the Contracts.

First, we assume a mortality risk by our contractual obligation to pay death proceeds to the beneficiary if the Annuitant under a Contract dies during the accumulation phase. We assume the risk that the Annuitant may die prior to the Annuity Commencement Date at a time when the death proceeds guaranteed by the Contract may be higher than the Accumulated Value of the Contract.

Second, we assume a mortality risk arising from the fact that the Contracts do not impose any surrender charge on the death proceeds. The Cash Surrender Value is lower for Contracts under which a withdrawal or surrender charge remains in effect, while the amount of the death proceeds under such Contracts is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such Contracts than it would be under otherwise comparable Contracts that impose the surrender charge upon payment of death proceeds.

Third, we assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under annuity payment options involving life contingencies. This assures each payee that neither the payee’s own longevity nor an improvement in life expectancy generally will have an adverse affect on the annuity payments received under a Contract. This relieves the payee from the risk of outliving the amounts accumulated for retirement.

Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a Contract. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3 1/2% using the Commissioner’s 1983 Table a “Annuitant Mortality Table.”

In addition to the above mentioned mortality risks, we assume an expense risk under the Contracts. This is because the Contract maintenance charge deducted from the Contracts to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Contracts; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense

26

CHARGES AND DEDUCTIONS

risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks assumed under the Contracts during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%.

If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Fund Expenses

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

GENERAL INFORMATION ABOUT THE CONTRACTS

The Entire Contract

The entire contract between you and us consists of:

♦	the Contract including any attached riders, endorsements or amendments;

♦	the application attached to the Contract; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the Issue Date of your Contract.

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Purchase Payments

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

27

GENERAL INFORMATION ABOUT THE CONTRACTS

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center.

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

28

FEDERAL TAX STATUS

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment— federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period

In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their contracts. In those circumstances, the account’s income and gains would be currently includible in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the contract owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We

29

FEDERAL TAX STATUS

therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the contract. For these purposes, the investment in the contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.

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FEDERAL TAX STATUS

Tax Treatment of Death Benefit

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.

After the Annuity Date, where a guaranteed period exists under the annuity income option then in effect and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers

Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or a former spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the contract at the time of the transfer. In such a case, the transferee’s investment in the contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1/2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time an immediate annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

31

FEDERAL TAX STATUS

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. A Roth IRA may not accept rollover contributions from other qualified plans.

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Distributions from a Contract purchased under section 403(b) may be paid only when

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FEDERAL TAX STATUS

the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly transferred to certain Qualified Plans.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Maturity Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Maturity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the

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VOTING RIGHTS

corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of ours, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with us. Commissions and other distribution compensation to be paid to our representatives with respect to the Contracts will be paid by us and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. Our representatives are paid a commission of not more than 4% of the premiums paid on the Contracts. Further, our representatives may be eligible to receive certain benefits based on the amount of earned commissions.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

34

STATEMENT OF ADDITIONAL INFORMATION

Below is a copy of the Table of Contents included in the Statement of Additional Information. To obtain a copy of this document, complete and mail the form below.

Introduction
Distribution of the Contracts
Standard and Poor’s Disclaimer
Independent Registered Public Accounting Firm and Financial Statements

To Obtain the INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT Statement of Additional Information, send this request form to:

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919-0001

Please send me a copy of the most recent INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT SAI FOR THRIVENT VARIABLE ANNUITY ACCOUNT A.

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

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APPENDIX A—DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account at any time prior to the Annuity Commencement Date.

Annuitant. The person on whose life or life expectancy the Contract is based. We cannot change the Annuitant except in instances as described in Death of an Owner/Payee after the Annuity Commencement Date.

Annuity Commencement Date. The date on which the Annuity Proceeds are applied to an annuity payment option for the benefit of the payee. This is also known as the maturity date.

Annuity Proceeds. The Cash Surrender Value on the Annuity Commencement Date.

Cash Surrender Value. Accumulated Value less any applicable charges or deductions.

Contract. The Contract between you and us providing the individual flexible premium deferred variable annuity.

Contract Anniversary. The same date in each year as the Issue Date.

Code. The Internal Revenue Code of 1986, as amended.

Fixed Account. Part of our general account, which includes all of our assets other than those in any separate account of ours.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying Prospectus.

Issue Date. The effective date of the Contract, generally the date on which you sign the application.

Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Minimum Death Proceeds Value. The highest Accumulated Value of the Contract at issue or on any Contract anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403(a), 403(b), 408 or 408A of the Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of a single portfolio of the Fund.

Valuation Date. Any date we are open for business and the New York Stock Exchange is open for regular trading.

Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account A, which is a separate account of ours. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received in good order at our Service Center.

36

APPENDIX B—CONDENSED FINANCIAL INFORMATION

The table below shows the historical performance of accumulation unit values and numbers of accumulation units for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. This information is derived from the financial statements of the separate account included in the SAI.

Thrivent Aggressive Allocation Subaccount[7]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	847,328	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderately Aggressive Allocation Subaccount[7]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,511,526	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderate Allocation Subaccount[7]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	5,132,804	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderately Conservative Allocation Subaccount[7]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,946,966	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Technology Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$7.27	$7.02	$4.70	$8.16	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.45	$7.27	$7.02	$4.70	$ 8.16	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,191,892	1,336,252	1,315,915	982,725	529,594	N/A	N/A	N/A	N/A	N/A
Thrivent Partner Small Cap Growth Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.31	$10.29	$ 7.24	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.61	$11.31	$10.29	$ 7.24	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	289,865	270,541	206,331	61,878	N/A	N/A	N/A	N/A	N/A	N/A

37

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Partner Small Cap Value Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$16.95	$14.04	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.55	$16.95	$14.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	541,054	519,890	202,567	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Small Cap Stock Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$14.06	$11.78	$ 8.51	$10.82	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$15.11	$14.06	$11.78	$ 8.51	$10.82	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,929,904	3,121,443	3,143,640	2,775,303	1,548,793	N/A	N/A	N/A	N/A	N/A
Thrivent Small Cap Index Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$27.68	$22.95	$16.82	$20.01	$19.04	$17.34	$15.64	$15.82	$12.78	$10.95
End of period	$29.34	$27.68	$22.95	$16.82	$20.01	$19.04	$17.34	$15.64	$15.82	$12.78
Number of Accumulation Units Outstanding at end of period	10,613,795	12,583,106	13,840,259	14,881,978	15,537,535	15,509,008	12,901,178	12,646,465	9,660,146	5,003,533
Thrivent Mid Cap Growth Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.39	$10.36	$ 7.72	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.52	$11.39	$10.36	$ 7.72	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	886,809	863,970	376,582	59,845	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Mid Cap Growth Subaccount II4
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.64	$ 9.26	$6.82	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.69	$10.64	$9.26	$ 6.82	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	248,273	288,597	254,233	72,572	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner Mid Cap Value Subaccount [7]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.45	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	57,431	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

38

APPENDIX B—CONDENSED FINANCIAL INFORMATION

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.27	$ 9.74	$7.45	$8.93	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$12.96	$11.27	$9.74	$7.45	$ 8.93	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	3,395,373	3,315,810	3,342,359	3,055,015	1,764,017	N/A	N/A	N/A	N/A	N/A
Thrivent Mid Cap Index Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$12.97	$11.35	$ 8.53	$10.11	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$14.39	$12.97	$11.35	$ 8.53	$10.11	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,376,690	2,411,970	2,050,765	1,561,441	608,225	N/A	N/A	N/A	N/A	N/A
Thrivent Partner International Stock Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$14.92	$13.06	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.75	$14.92	$13.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	5,184,009	4,838,621	147,688	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner All Cap Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$ 8.95	$7.97	$6.54	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.46	$8.95	$7.97	$ 6.54	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	442,864	314,771	253,941	130,412	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.78	$10.13	$ 7.86	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.39	$10.78	$10.13	$ 7.86	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	3,021,160	2,107,001	994,131	68,400	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount II4
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.22	$ 9.62	$7.94	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.81	$10.22	$9.62	$ 7.94	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	205,582	207,915	136,035	41,917	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner Growth Stock Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.55	$10.64	$ 8.22	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.13	$11.55	$10.64	$ 8.22	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	635,347	608,169	352,301	114,820	N/A	N/A	N/A	N/A	N/A	N/A

39

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Large Cap Value Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$14.09	$12.50	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.89	$14.09	$12.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,714,707	2,495,511	1,982,366	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Stock Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$8.89	$8.30	$6.92	$9.04	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.25	$8.89	$8.30	$6.92	$ 9.04	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	10,009,996	10,718,023	9,830,782	7,731,365	4,651,027	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Index Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$22.76	$20.84	$16.46	$21.43	$24.70	$27.54	$23.14	$18.25	$13.93	$11.53
End of period	$23.55	$22.76	$20.84	$16.46	$21.43	$24.70	$27.54	$23.14	$18.25	$13.93
Number of Accumulation Units Outstanding at end of period	21,250,376	25,766,932	28,407,328	30,203,045	33,151,014	34,711,029	30,677,434	24,637,221	17,445,874	7,868,532
Thrivent Real Estate Securities Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$17.21	$12.89	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$19.25	$17.21	$12.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,539,493	1,238,820	530,933	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Balanced Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$19.94	$18.68	$16.41	$18.01	$18.89	$19.26	$17.57	$14.91	$12.41	$11.06
End of period	$20.46	$19.94	$18.68	$16.14	$18.01	$18.89	$19.26	$17.57	$14.91	$12.41
Number of Accumulation Units Outstanding at end of period	23,116,515	28,686,337	32,819,701	36,447,809	40,444,678	41,710,588	40,066,882	31,007,716	20,544,311	8,992,900
Thrivent High Yield Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$12.23	$11.25	$ 8.90	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.57	$12.23	$11.25	$ 8.90	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	904,222	674,294	253,963	35,851	N/A	N/A	N/A	N/A	N/A	N/A

40

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent High Yield Subaccount II2
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.54	$10.81	$ 8.73	$8.81	$8.79	$9.04	$9.58	$10.00	N/A	N/A
End of period	$11.80	$11.54	$10.81	$8.73	$8.81	$8.79	$9.04	$ 9.58	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,101,309	2,571,898	2,523,208	2,226,753	2,031,203,	1,896,620	1,713,656	1,044,323	N/A	N/A
Thrivent Income Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.45	$11.07	$10.33	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.57	$11.45	$11.07	$10.33	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,493,315	1,124,733	669,003	254,565	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Bond Index Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$16.22	$15.81	$15.45	$14.26	$13.31	$12.10	$12.42	$11.57	$10.72	$10.53
End of period	$16.37	$16.22	$15.81	$15.45	$14.26	$13.31	$12.10	$12.42	$11.57	$10.72
Number of Accumulation Units Outstanding at end of period	6,015,494	7,188,287	8,292,392	9,425,931	6,769,804	4,395,393	4,636,639	3,397,426	1,869,057	1,185,965
Thrivent Limited Maturity Bond Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.73	$10.66	$10.33	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.80	$10.73	$10.66	$10.33	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,949,553	2,629,044	1,377,842	462,542	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Mortgage Securities Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.37	$10.10	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.45	$10.37	$10.10	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	574,406	522,043	259,412	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Money Market Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$0.99	$1.00	$1.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$1.01	$0.99	$1.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	19,857,938	21,681,052	30,353,176	N/A	N/A	N/A	N/A	N/A	N/A	N/A

[1]	The Subaccounts commenced operations on June 15, 1995.
[2]	The Subaccount commenced operations on March 2, 1998.
[3]	The Subaccounts commenced operations on March 2, 2001.
[4]	The Subaccounts commenced operations on April 30, 2002.
[5]	The Subaccounts commenced operations on April 25, 2003.
[6]	The Subaccounts commenced operations on April 30, 2003.
[7]	The Subaccounts commenced operations on April 29, 2005.

41

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans®

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

13017P R5-06

Product Forms #4460, 4461

THRIVENT VARIABLE ANNUITY ACCOUNT A

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2006

for the:

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CERTIFICATE

Offered By:

Thrivent Financial for Lutherans

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-8474836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated May 1, 2006 for Thrivent Variable Annuity Account A (the “Variable Account) describing an individual flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, Thrivent Financial did business as Aid Association for Lutherans/Lutheran Brotherhood or AAL/LB as a result of Lutheran Brotherhood (“LB”) merging with and into Aid Association for Lutherans (“AAL”) on January 1, 2002. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios ) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

DISTRIBUTION OF THE CONTRACTS

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are no longer sold.

There are no special purchase plans or exchange privileges not described in the Prospectus.

No charge for sales expense is deducted from premiums at the time premiums are paid. However, a surrender charge, which may be deemed to be a contingent deferred sales charge, is deducted from the Accumulated Value of the Contract in the case where the Contract is surrendered, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin, under the circumstances described in, and in amounts calculated as described in, the Prospectus.

STANDARD AND POOR’S DISCLAIMER

The certificates are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the certificates or any member of the public regarding the advisability of investing in securities generally or in the certificates particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the certificates. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the certificate or the timing of the issuance or sale of the certificates or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the certificates.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the certificates, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNT FIRM AND FINANCIAL STATEMENTS

The consolidated financial statements of Thrivent Financial at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account A at December 31, 2005 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

Thrivent Financial for Lutherans

Consolidated Financial Statements

For the Years Ended December 31, 2005, 2004 and 2003

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2005 and 2004, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 30, 2006

Thrivent Financial for Lutherans

Consolidated Balance Sheets

as of December 31, 2005 and 2004

(in millions)

	2005	2004
Assets
Fixed maturity securities, at fair value	$30,427	$30,844
Equity securities, at fair value	1,046	990
Mortgage loans	6,748	6,010
Contract loans	1,238	1,247
Short-term investments	2,089	2,949
Amounts due from brokers	20	7
Other investments	754	502

Total investments	42,322	42,549

Cash and cash equivalents	1,084	1,203
Accrued investment income	382	378
Receivables	147	116
Deferred acquisition costs	2,146	1,922
Property and equipment, net	146	162
Other assets	20	16
Assets held in separate accounts	11,251	10,404

Total Assets	$57,498	$56,750

Liabilities
Future contract benefits	$12,556	$11,941
Contractholder funds	23,308	23,136
Unpaid claims and claim expenses	208	203
Amounts due to brokers	1,207	1,462
Securities lending obligation	1,936	2,289
Other liabilities	610	669
Liabilities related to separate accounts	11,251	10,404

Total Liabilities	51,076	50,104

Members’ Equity
Retained earnings	6,088	5,590
Accumulated other comprehensive income	334	1,056

Total Members’ Equity	6,422	6,646

Total Liabilities and Members’ Equity	$57,498	$56,750

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	2005	2004	2003
Revenues
Premiums	$1,220	$1,217	$1,253
Net investment income	2,250	2,194	2,144
Realized investment gains, net	83	269	89
Contract charges	600	569	536
Other revenue	244	220	178

Total Revenues	4,397	4,469	4,200

Benefits and Expenses
Contract claims and other benefits	1,119	1,031	998
Increase in contract reserves	602	660	664
Interest credited	998	1,013	1,053
Dividends to members	250	251	281

Total benefits	2,969	2,955	2,996

Underwriting, acquisition and insurance expenses	566	653	665
Amortization of deferred acquisition costs	196	225	151
Fraternal benefits and expenses	168	148	136

Total expenses	930	1,026	952

Total Benefits and Expenses	3,899	3,981	3,948

Net Income	$498	$488	$252

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance as of January 1, 2003	$4,850	$805	$5,655
Comprehensive Income:
Net income	252	—	252
Other comprehensive income	—	361	361

Total comprehensive income			613

Balance as of December 31, 2003	5,102	1,166	6,268

Comprehensive Income:
Net income	488	—	488
Other comprehensive loss	—	(110)	(110)

Total comprehensive income			378

Balance as of December 31, 2004	5,590	1,056	6,646

Comprehensive Income (Loss):
Net income	498	—	498
Other comprehensive loss	—	(722)	(722)

Total comprehensive loss			(224)

Balance as of December 31, 2005	$6,088	$334	$6,422

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	2005	2004	2003
Operating Activities
Net income	$498	$488	$252
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	620	588	534
Change in contractholder funds	574	(53)	360
Change in deferred acquisition costs	(21)	(16)	(114)
Realized investment (gains) losses, net	(83)	(269)	(89)
Changes in other assets and liabilities	(28)	99	140

Net Cash Provided by Operating Activities	1,560	837	1,083

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	11,524	12,363	9,581
Cost of fixed maturity securities acquired	(10,742)	(13,566)	(13,246)
Proceeds from sales of equity securities	797	1,572	918
Cost of equity securities acquired	(919)	(1,187)	(611)
Proceeds from mortgage loans sold, matured or repaid	983	770	962
Cost of mortgage loans acquired	(1,676)	(915)	(952)
Sales (purchases) of fixed maturity securities under mortgage roll program, net	(816)	(614)	1,319
Contract loans repaid (issued), net	9	9	16
Sales (purchases) of short-term investments, net	311	(1,958)	(324)
Change in collateral held for securities lending	(353)	2,289	—
Other, net	(395)	(827)	192

Net Cash Used in Investing Activities	(1,277)	(2,064)	(2,145)

Financing Activities
Universal life and investment contract receipts	1,522	1,638	1,937
Universal life and investment contract withdrawals	(1,924)	(959)	(877)

Net Cash Provided by (Used in) Financing Activities	(402)	679	1,060

Net Change in Cash and Cash Equivalents	(119)	(548)	(2)
Cash and Cash Equivalents, Beginning of Year	1,203	1,751	1,753

Cash and Cash Equivalents, End of Year	$1,084	$1,203	$1,751

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

December 31, 2005

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as mutual funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Investments in fixed maturity securities are classified as available-for-sale and carried at fair value. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities: Investments in equity securities are classified as available-for-sale and carried at fair value.

Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Substantially all the short-term investments have contractual maturities of twelve months or less at the time of acquisition.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Other investments: Other investments consist of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued primarily using the equity basis. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities: Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary.

Mortgage dollar roll program. Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage backed securities (MBS). MBS dollar rolls are similar to repurchase agreements, where the investor sells a mortgage backed security and agrees to buy a similar security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1.2 billion and $1.3 billion in the mortgage roll program outstanding as of December 31, 2005 and 2004, respectively.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other-than-temporary. Factors considered in its evaluation include the following: 1) whether the decline is substantial (greater than 20% decline in fair value; 2) the duration of the decline (greater than 12 months); 3) reasons for the decline (interest rate changes, market fluctuation or credit issues); 4) the credit quality of the issuer and 5) Thrivent Financial’s ability and intent to hold the investments for a period of time to allow for recovery or until maturity of the security. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Deferred Acquisition Costs, continued

amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits and guaranteed minimum accumulation benefits. At December 31, 2005 and 2004, reserves totaling $3 million and $2 million, respectively for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Insurance Revenues and Benefits, continued

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2005, 2004 and 2003 totaled $6 million, $17 million and $20 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2005 and 2004 of $37 million and $41 million, respectively.

New Accounting Standards

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

New Accounting Standards, continued

Contracts and for Separate Accounts, effective for fiscal years beginning after December 15, 2003. SOP 03-1 addresses accounting and financial statement presentation for separate accounts, sales inducements, and non-traditional contract features not covered by other authoritative accounting literature including guaranteed minimum death benefits on variable annuity contracts. Thrivent Financial adopted SOP 03-1 effective January 1, 2004 and the effect of initially adopting SOP 03-1 was not significant to Thrivent Financial.

In December 2003, the Financial Accounting Standards Board (FASB) revised Interpretation No. 46 (FIN 46R), Consolidation of Variable Interest Entities, which was originally issued in January 2003. FIN 46R provides criteria on the identification of variable interest entities (VIE) and the determination of whether a variable interest holder should consolidate the VIE. Thrivent Financial adopted FIN46R effective January 1, 2004 and adoption did not require the consolidation of any entities not previously included in the consolidated financial statements.

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 -revised 2003 (SFAS 132R), Employers’ Disclosures about Pensions and other Post-Retirement Benefits. This standard expands existing disclosures by requiring more details about pension plan assets, benefit obligations, cash flows, benefit costs and related information. Thrivent Financial has adopted the disclosure provisions of SFAS 132R.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities is summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2005

Loan-backed obligations of U.S. Government corporations and agencies	$5,309	$14	$79	$5,244
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	987	20	5	1,002
Corporate and other bonds	18,981	565	194	19,352
Mortgage & asset-backed securities	4,904	15	90	4,829

Total fixed maturity securities	$30,181	$614	$368	$30,427

December 31, 2004

Loan-backed obligations of U.S. Government corporations and agencies	$6,274	$55	$18	$6,311
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	1,206	19	3	1,222
Corporate and other bonds	17,512	1,102	41	18,573
Mortgage & asset-backed securities	4,694	66	22	4,738

Total fixed maturity securities	$29,686	$1,242	$84	$30,844

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2005 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. Government corporations and agencies	82	$2,032	$34	45	$1,536	$45
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	17	367	4	5	48	1
Corporate and other bonds	924	5,916	136	223	1,566	58
Mortgage & asset-backed securities	141	2,584	45	67	1,372	45

Fixed maturity securities	1,164	$10,899	$219	340	$4,522	$149

As of December 31, 2005, gross unrealized losses on fixed maturity securities totaled $368 million comprising 1,504 issuers. Of this amount, $149 million, comprised of 340 issuers, was in the greater than twelve month category. Based on Thrivent Financial’s review of these securities, none of the fixed maturity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2005 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$1,221	$1,226
Due after one year through five years	6,040	6,119
Due after five years through ten years	8,306	8,421
Due after ten years	4,401	4,588
Loan-backed obligations of U.S. Government Corporations and agencies	5,309	5,244
Mortgage and asset-backed securities	4,904	4,829

Total fixed maturity securities	$30,181	$30,427

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31, 2005 and 2004 are summarized as follows (in millions):

	2005	2004
Cost	$862	$822
Gross unrealized gains	214	176
Gross unrealized losses	(30)	(8)

Fair value	$1,046	$990

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

Included in the equities securities balances discussed above is approximately $57 million and $42 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2005 and 2004, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2005 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Equity securities	167	$173	$25	23	$33	$5

As of December 31, 2005, gross unrealized losses on equity securities totaled $30 million comprising 190 issuers. Of this amount, $5 million, comprised of 23 issuers, was in the greater than twelve month category. Based on Thrivent Financial’s review of these securities, none of the equity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2005 and 2004, were as follows (in millions):

	2005	2004
Commercial	$5,651	$5,003
Church	824	768
Non-commercial	305	269

	6,780	6,040

Allowance for credit losses	(32)	(30)

Total	$6,748	$6,010

Impaired mortgage loans:
With allowance for uncollectible loans	$—	$—
Without allowance for uncollectible loans	$3	$23
Allowance for credit losses on impaired mortgage loans	$—	$1
Average investment in impaired loans	$11	$28

The change in the allowance for credit losses for the years ended December 31, 2005, 2004 and 2003 was as follows (in millions):

	2005	2004	2003
Allowance for credit losses, beginning of year	$30	$35	$75
Net additions (reductions)	2	(5)	(40)

Allowance for credit losses, end of year	$32	$30	$35

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.2 million, $2 million and $3 million during the years ended December 31, 2005, 2004 and 2003, respectively.

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31, 2005 and 2004 were as follows:

	2005	2004
Geographic Region
Pacific	24%	22%
South Atlantic	22	26
East North Central	13	14
West North Central	12	11
Mountain	10	10
Other	19	17

Total	100%	100%

Property Type
Industrial	30%	30%
Office	18	18
Retail	17	18
Hotels/Motels	1	1
Apartments	8	8
Other	26	25

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign currency swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of Canadian and Australian denominated securities. The swaps convert a stream of Canadian or Australian dollar payments to U.S. dollar payments. The swaps are valued at market value at each reporting period and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Total rate of return swaps

Thrivent Financial utilizes total rate of return swaps to enhance the return on pools of collateralized mortgage backed securities. The swap contracts are generally three months in duration and are valued at market value at each reporting period with the change in market value recognized in earnings. No cash is exchanged at the outset of the swap and payments on the swap are exchanged monthly and recorded as a component of net investment income.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Thrivent Financial began entering into such contracts in 2005. Cash paid for the future contract is recorded in other invested assets. The future contracts are valued at market value at each reporting period and the change in the market value is recognized in earnings.

Covered written call options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability and at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2005 and 2004, $18 million and $52 million, respectively, was received in call premium.

Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other invested assets. These embedded derivatives are valued at market value at each reporting period and the change in market value is recognized in earnings.

The following table summarizes the carrying value, which equals fair value, and the notional amounts of Thrivent Financial’s derivative financial instruments at December 31, 2005 and 2004 (in millions):

	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
December 31, 2005

Foreign currency swaps	$—	$—	$4	$57
Total rate of return swaps	1	100	—	—
Futures	6	6	—	—
Convertible bonds and preferred stocks	474	564	—	—

Total	$481	$670	$4	$57

December 31, 2004

Foreign currency swaps	$—	$—	$5	$15
Total rate of return swaps	1	50	—	—
Futures	—	—	—	—
Convertible bonds and preferred stocks	241	372	—	—

Total	$242	$422	$5	$15

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Convertible Bonds and Preferred Stocks, continued

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices, or financial and other indices.

Investment Income

Investment income by type of investment for the years ended December 31, 2005, 2004 and 2003 is summarized as follows (in millions):

	2005	2004	2003
Fixed maturity securities	$1,620	$1,588	$1,533
Equity securities	36	42	36

Mortgage loans	463	434	459
Contract loans	87	87	88

Other invested assets	76	72	80

	2,282	2,223	2,196
Investment expenses	32	29	52

Net investment income	$2,250	$2,194	$2,144

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31, 2005, 2004 and 2003, were as follows (in millions):

	2005	2004	2003
Net gains(losses) on sales:
Fixed maturity securities
Gross gains	$187	$304	$335
Gross losses	(160)	(148)	(170)

Equity securities
Gross gains	96	166	87
Gross losses	(37)	(57)	(86)
Other	—	—	1

	86	265	167

Provisions for losses:
Fixed maturity securities	(1)	(1)	(56)
Equity securities	—	—	(62)
Mortgage loans	(2)	5	40

	(3)	4	(78)

Realized investment gains(losses), net	$83	$269	$89

Proceeds from the sale of fixed maturity securities, net of mortgage dollar roll transactions, were $10.5 billion, $11.6 billion and $4.5 billion for the years ended December 31, 2005, 2004 and 2003, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31, 2005 and 2004 are shown below (in millions):

	2005	2004
Unrealized investment gains	$410	$1,316
Deferred acquisition cost adjustment	(30)	(233)
Deferred income tax adjustment	2	(4)
Minimum pension liability adjustment	(48)	(23)

Total	$334	$1,056

Other Comprehensive Income

The components of other comprehensive income (loss) for the years ended December 31, 2005, 2004 and 2003 are as follow (in millions):

	2005	2004	2003
Unrealized investment gains and losses arising during the period on securities available for sale	$(821)	$62	$438
Reclassification adjustment for realized gains and losses included in net income	(85)	(264)	(48)
Change in deferred acquisition costs due to unrealized investment gains and losses	203	98	(29)
Change in deferred income taxes due to unrealized investment gains and losses	6	(1)	3
Minimum pension liability adjustment	(25)	(5)	(3)

Total other comprehensive income (loss)	$(722)	$(110)	$361

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	2005	2004	2003
Balance at beginning of year	$2,155	$2,139	$2,025
Capitalization of acquisition costs	217	241	265

Acquisition costs amortized	(196)	(225)	(151)

	2,176	2,155	2,139

Adjustment for unrealized investment gains and losses	(30)	(233)	(331)

Balance at end of year	$2,146	$1,922	$1,808

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2005 and 2004 are as follows (in millions):

	2005	2004
Buildings	$143	$140
Furniture and equipment	264	238
Other	17	17

	424	395
Accumulated depreciation	(278)	(233)

Property and equipment, net	$146	$162

Depreciation expense for the years ended December 31, 2005, 2004 and 2003 was $46 million, $44 million and $43 million, respectively.

Note 5. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	Retirement Plans			Other Plans
	2005	2004	2003	2005	2004	2003
Service cost	$18	$19	$19	$3	$2	$3
Interest cost	35	35	36	6	6	5
Expected return on plan assets	(47)	(44)	(43)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	2	—	—	1	2	—

Periodic cost	$7	$9	$11	$9	$9	$7

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, 2005 and 2004 were as follows (in millions):

	Retirement Plans		Other Plans
	2005	2004	2005	2004
Change in benefit obligation:
Benefit obligation at beginning of year	$611	$576	$120	$96
Service cost	18	19	2	3
Interest cost	35	35	6	5
Actuarial (gain) loss	13	9	(17)	23
Benefits paid	(27)	(28)	(7)	(7)

Benefit obligation at end of year	650	611	104	120

Change in plan assets:
Fair value of plan assets at beginning of year	515	445	—	—
Actual return on plan assets	40	60	—	—
Employer contribution	29	38	7	7
Benefits paid	(27)	(28)	(7)	(7)

Fair value of plan assets at end of year	557	515	—	—

Funded status	(93)	(96)	(104)	(120)
Unrecognized net losses	116	98	35	54
Unrecognized prior service cost	(6)	(7)	(6)	(8)

	17	(5)	(75)	(74)

Additional minimum pension liability	(48)	(23)	—	—

Accrued pension liability at end of year	$(31)	$(28)	$(75)	$(74)

Accumulated benefit obligation	$588	$543	$104	$120

	Retirement Plans		Other Benefits
	2005	2004	2005	2004
Weighted average assumptions at end of year
Discount rate	5.50%	5.75%	5.50%	5.75%
Expected return on plan assets	8.50%	8.75%	n/a %	n/a %
Rate of compensation increase	3.00%	3.25%	n/a %	n/a %

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was ten percent in 2006 trending down to five percent in 2011. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2005 total service and interest cost by $1 million and the postretirement health care benefit obligation by $8 million. In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Act) was signed into law. The Act includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent Financial recorded the effects of the subsidy in measuring the net periodic postretirement benefit cost during 2005. This resulted in a reduction in the accumulated postretirement benefit obligation related to benefits attributed to past service of $21 million. The subsidy also resulted in a reduction in current period service costs, interest costs and amortization of actuarial experience gain of $2 million.

As of December 31, 2005 and 2004, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $48 million and $23 million at December 31, 2005 and 2004, respectively, with a corresponding reduction in accumulated other comprehensive income.

Estimated benefit payments for the next five years are as follows: 2006—$34 million; 2007—$35 million; 2008—$36 million; 2009—$37 million; 2010—$39 million and 2011 to 2015—$227 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. In 2004, Thrivent Financial appointed a third party to oversee the investment allocation process and monitor asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future. At January 1, 2004, plan assets included $75 million invested in a deposit administration contract issued by Thrivent Financial. During 2004, the investment in this deposit administration contract was redeemed and reinvested in equities and fixed income securities as authorized by the Plan.

The weighted average asset allocations as of December 31, 2005 and 2004 were as follows:

	Pension Asset Allocation		Target Allocation
	2005	2004	2005	2004
Asset Category
Equity securities	65%	61%	60%	60%
Fixed income and other securities	35	39	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2006.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Defined Contribution Plans, continued

to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2005 and 2004, $132 million and $135 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2005, 2004 and 2003, Thrivent Financial contributed $21 million, $24 million and $19 million, respectively, to these plans.

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years end December 31, 2005, 2004 and 2003 is summarized below (in millions):

	2005	2004	2003
Net balance at January 1	$440	$339	$302

Incurred related to:
Current year	204	221	170
Prior years	(60)	42	15

	144	263	185

Paid related to:
Current year	69	70	69
Prior years	103	92	79

	172	162	148

Net balance at December 31	$412	$440	$339

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns and attempt to provided for potential adverse changes in claim patterns and severity. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claim experience. During the year ended December 2004, Thrivent Financial updated its assumptions regarding the ultimate expected experience for claim payments which resulted in an increase to claim reserves of approximately $47 million. During the year ended December 31, 2005, Thrivent Financial modified its assumptions regarding the timing and frequency of claim payments which resulted in a decrease to claim reserves of approximately $55 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	2005	2004	2003
Direct premiums	$1,253	$1,247	$1,277
Reinsurance ceded	(33)	(30)	(24)

Net premiums	$1,220	$1,217	$1,253

Direct contract charges	$607	$575	$542
Reinsurance ceded	(7)	(6)	(6)

Net contract charges	$600	$569	$536

Reinsurance recoveries	$6	$6	$8

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2005 and 2004 were $108 million and $83 million, respectively.

Three reinsurance companies account for approximately 87% of the reinsurance recoverable at December 31, 2005. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31, 2005 and 2004 are as follows (in millions):

	2005		2004
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$30,427	$30,427	$30,844	$30,844
Equity securities	1,046	1,046	990	990
Mortgage loans	6,748	6,932	6,010	6,365
Contract loans	1,238	1,238	1,247	1,247
Short-term investments	2,089	2,089	2,949	2,949
Cash and cash equivalents	1,084	1,084	1,203	1,203
Separate account assets	11,251	11,251	10,404	10,404

Financial Liabilities:
Deferred annuities	12,625	12,525	12,779	12,674
Separate account liabilities	11,251	11,251	10,404	10,404
Other	1,869	1,869	1,803	1,803

Note 9. Commitments and Contingent Liabilities

Litigation

Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. In addition, Thrivent Financial was named in civil litigation

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities, continued

Litigation, continued

proceedings alleging inappropriate life insurance sales practices by Thrivent Financial in a previous year. During 2004, Thrivent Financial resolved the civil litigation proceedings. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates of $354 million as of both December 31, 2005 and 2004, respectively. Commitments to purchase other invested assets were $737 million and $120 million as of December 31, 2005 and 2004, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $8 million, $6 million and $9 million for the years ended December 31, 2005, 2004 and 2003, respectively. Future minimum aggregate rental commitments as of December 31, 2005 for operating leases were as follows: 2006—$10 million; 2007—$8 million; 2008—$5 million; 2009—$1 million and 2010—$1 million.

Fraternal Commitment

During 2005, Thrivent Financial announced a commitment to Habitat for Humanity to help build an estimated 500 homes a year over four years. Thrivent Financial will provide funding of approximately $105 million over the four year period as certain milestones are achieved.

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the balance sheet.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003 for Thrivent Financial is as follows (in millions):

		2005	2004
Admitted assets		$50,816	$49,324

Liabilities		$47,237	$46,264
Surplus		3,579	3,060

Total liabilities and surplus		$50,816	$49,324

	2005	2004	2003
Gain from operations before net realized capital gains and losses	$456	$221	$85
Net realized capital gains (losses)	66	106	(95)

Net income (loss)	522	327	(10)
Total other changes	(3)	(116)	215

Net change in unassigned surplus	$519	$211	$205

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account A (the Account) (comprising, respectively, the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Partner Mid Cap Value, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account A at December 31, 2005, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

March 27, 2006

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2005	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$9,616,510	$27,923,672	$55,973,596	$20,732,986

Total Assets	9,616,510	27,923,672	55,973,596	20,732,986

Total Liabilities	—	—	—	—

Net Assets	$9,616,510	$27,923,672	$55,973,596	$20,732,986

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$9,616,510	$27,923,672	$55,973,596	$20,732,986

Net Assets	$9,616,510	$27,923,672	$55,973,596	$20,732,986

Accumulation units outstanding	847,328	2,511,526	5,132,804	1,946,966
Unit value (accumulation)	$11.35	$11.12	$10.91	$10.65
Deathclaim units	—	—	—	—
Deathclaim unit value	$10.58	$10.51	$10.44	$10.31

Series funds, at cost	$9,225,623	$26,974,749	$54,189,047	$20,287,851
Series funds shares owned	840,611	2,494,967	5,107,173	1,941,964

As of December 31, 2005	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at fair value	$8,880,776	$3,366,446	$9,497,044	$44,282,913

Total Assets	8,880,776	3,366,446	9,497,044	44,282,913

Total Liabilities	—	—	—	—

Net Assets	$8,880,776	$3,366,446	$9,497,044	$44,282,913

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$8,880,776	$3,366,446	$9,497,044	$44,282,913

Net Assets	$8,880,776	$3,366,446	$9,497,044	$44,282,913

Accumulation units outstanding	1,191,892	289,865	541,054	2,929,904
Unit value (accumulation)	$7.45	$11.61	$17.55	$15.11
Deathclaim units	—	—	—	—
Deathclaim unit value	$10.54	$10.48	$10.33	$10.52

Series funds, at cost	$7,712,073	$2,848,683	$8,121,413	$32,843,431
Series funds shares owned	1,179,746	277,996	564,749	3,028,036

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2005	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Assets:
Series funds, at fair value	$311,381,563	$11,101,622	$2,901,745	$657,435

Total Assets	311,381,563	11,101,622	2,901,745	657,435

Total Liabilities	—	—	—	—

Net Assets	$311,381,563	$11,101,622	$2,901,745	$657,435

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$311,381,563	$11,101,622	$2,901,745	$657,435

Net Assets	$311,381,563	$11,101,622	$2,901,745	$657,435

Accumulation units outstanding	10,613,795	886,809	248,273	57,431
Unit value (accumulation)	$29.34	$12.52	$11.69	$11.45
Deathclaim units	3,195	—	—	—
Deathclaim unit value	$10.34	$10.57	$10.57	$10.49

Series funds, at cost	$223,233,324	$8,746,472	$2,067,770	$637,697
Series funds shares owned	16,041,914	684,854	273,814	57,272

As of December 31, 2005	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Assets:
Series funds, at fair value	$43,993,138	$34,225,502	$86,879,092	$4,630,290

Total Assets	43,993,138	34,225,502	86,879,092	4,630,290

Total Liabilities	—	—	—	—

Net Assets	$43,993,138	$34,225,502	$86,879,092	$4,630,290

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$43,993,138	$34,225,502	$86,879,092	$4,630,290

Net Assets	$43,993,138	$34,225,502	$86,879,092	$4,630,290

Accumulation units outstanding	3,395,373	2,376,690	5,184,009	442,864
Unit value (accumulation)	$12.96	$14.39	$16.75	$10.46
Deathclaim units	—	1,733	2,016	—
Deathclaim unit value	$10.61	$10.61	$10.95	$10.71

Series funds, at cost	$32,419,204	$25,101,959	$67,900,420	$3,595,470
Series funds shares owned	3,432,486	2,371,517	6,374,809	442,362

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2005	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Assets:
Series funds, at fair value	$34,405,884	$2,222,372	$7,704,393	$40,422,085

Total Assets	34,405,884	2,222,372	7,704,393	40,422,085

Total Liabilities	—	—	—	—

Net Assets	$34,405,884	$2,222,372	$7,704,393	$40,422,085

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$34,405,884	$2,222,372	$7,704,393	$40,422,085

Net Assets	$34,405,884	$2,222,372	$7,704,393	$40,422,085

Accumulation units outstanding	3,021,160	205,582	635,347	2,714,707
Unit value (accumulation)	$11.39	$10.81	$12.13	$14.89
Deathclaim units	—	—	—	—
Deathclaim unit value	$10.45	$10.46	$10.53	$10.50

Series funds, at cost	$29,225,843	$1,869,885	$6,336,894	$30,579,548
Series funds shares owned	2,195,905	214,287	649,842	3,430,222

As of December 31, 2005	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Assets:
Series funds, at fair value	$92,555,412	$500,332,702	$29,641,034	$473,145,629

Total Assets	92,555,412	500,332,702	29,641,034	473,145,629

Total Liabilities	—	—	—	—

Net Assets	$92,555,412	$500,332,702	$29,641,034	$473,145,629

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$92,555,412	$500,332,702	$29,641,034	$473,145,629

Net Assets	$92,555,412	$500,332,702	$29,641,034	$473,145,629

Accumulation units outstanding	10,009,996	21,250,376	1,539,493	23,116,515
Unit value (accumulation)	$9.25	$23.55	$19.25	$20.46
Deathclaim units	—	—	—	14,771
Deathclaim unit value	$10.40	$10.42	$10.59	$10.30

Series funds, at cost	$83,299,692	$438,255,936	$22,870,469	$444,801,432
Series funds shares owned	9,624,046	22,430,107	1,631,946	30,564,963

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2005	High Yield Subaccount	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount
Assets:
Series funds, at fair value	$11,364,469	$24,798,260	$17,280,675	$98,451,953

Total Assets	11,364,469	24,798,260	17,280,675	98,451,953

Total Liabilities	—	—	—	—

Net Assets	$11,364,469	$24,798,260	$17,280,675	$98,451,953

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$11,364,469	$24,798,260	$17,280,675	$98,451,953

Net Assets	$11,364,469	$24,798,260	$17,280,675	$98,451,953

Accumulation units outstanding	904,222	2,101,309	1,493,315	6,015,494
Unit value (accumulation)	$12.57	$11.80	$11.57	$16.37
Deathclaim units	—	60	—	66
Deathclaim unit value	$10.15	$10.14	$10.07	$10.06

Series funds, at cost	$11,478,845	$26,515,181	$17,476,772	$98,459,376
Series funds shares owned	2,267,769	3,793,175	1,736,996	9,558,720

As of December 31, 2005	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at fair value	$31,851,525	$6,002,260	$20,051,320

Total Assets	31,851,525	6,002,260	20,051,320

Total Liabilities	—	—	—

Net Assets	$31,851,525	$6,002,260	$20,051,320

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$31,851,525	$6,002,260	$20,051,320

Net Assets	$31,851,525	$6,002,260	$20,051,320

Accumulation units outstanding	2,949,553	574,406	19,857,938
Unit value (accumulation)	$10.80	$10.45	$1.01
Deathclaim units	—	—	2,931
Deathclaim unit value	$10.03	$10.04	$1.01

Series funds, at cost	$32,519,410	$6,121,239	$20,051,320
Series funds shares owned	3,211,811	615,686	20,051,320

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations

For the year ended December 31, 2005[1]	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$3,462	$47,398	$189,071	$116,841
Mortality & expense risk charges	(29,636)	(85,988)	(184,852)	(72,571)

Net investment income(loss)	(26,174)	(38,590)	4,219	44,270

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	1,601	4,917	2,087	1,722
Capital gain distributions	623	1,498	—	3,197
Change in unrealized appreciation(depreciation) of investments	390,887	948,923	1,784,549	445,135

Net gain(loss) on investments	393,111	955,338	1,786,636	450,054

Net increase(decrease) in net assets resulting from operations	$366,937	$916,748	$1,790,855	$494,324

For the year ended December 31, 2005[1]	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$28,910	$—	$24,801	$17,289
Mortality & expense risk charges	(111,068)	(38,814)	(119,095)	(541,247)

Net investment income(loss)	(82,158)	(38,814)	(94,294)	(523,958)

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	129,738	56,311	238,919	1,196,151
Capital gain distributions	—	168,539	276,007	3,840,670
Change in unrealized appreciation(depreciation) of investments	122,758	(90,066)	(57,027)	(1,361,387)

Net gain(loss) on investments	252,496	134,784	457,899	3,675,434

Net increase(decrease) in net assets resulting from operations	$170,338	$95,970	$363,605	$3,151,476

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations

For the year ended December 31, 2005[1]	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Dividends	$2,288,001	$19	$—	$2,248
Mortality & expense risk charges	(4,058,037)	(133,464)	(36,083)	(2,563)

Net investment income(loss)	(1,770,036)	(133,445)	(36,083)	(315)

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	15,029,642	276,879	189,391	1,140
Capital gain distributions	18,619,845	—	—	1,438
Change in unrealized appreciation(depreciation) of investments	(13,500,011)	926,966	116,884	19,738

Net gain(loss) on investments	20,149,476	1,203,845	306,275	22,316

Net increase(decrease) in net assets resulting from operations	$18,379,440	$1,070,400	$270,192	$22,001

For the year ended December 31, 2005[1]	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Dividends	$71,318	$173,846	$856,843	$16,005
Mortality & expense risk charges	(493,507)	(405,877)	(988,722)	(45,474)

Net investment income(loss)	(422,189)	(232,031)	(131,879)	(29,469)

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	673,736	863,674	949,797	128,603
Capital gain distributions	2,026,682	989,741	—	—
Change in unrealized appreciation(depreciation) of investments	3,369,022	1,830,425	8,989,986	506,583

Net gain(loss) on investments	6,069,440	3,683,840	9,939,783	635,186

Net increase(decrease) in net assets resulting from operations	$5,647,251	$3,451,809	$9,807,904	$605,717

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations

For the year ended December 31, 2005[1]	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Dividends	$203,455	$18,182	$36,749	$415,201
Mortality & expense risk charges	(377,032)	(27,373)	(95,038)	(487,219)

Net investment income(loss)	(173,577)	(9,191)	(58,289)	(72,018)

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	279,707	68,918	248,684	856,379
Capital gain distributions	—	—	—	—
Change in unrealized appreciation(depreciation) of investments	2,119,007	76,776	219,689	1,496,583

Net gain(loss) on investments	2,398,714	145,694	468,373	2,352,962

Net increase(decrease) in net assets resulting from operations	$2,225,137	$136,503	$410,084	$2,280,944

For the year ended December 31, 2005[1]	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Dividends	$870,281	$8,930,701	$336,285	$13,992,046
Mortality & expense risk charges	(1,182,574)	(6,710,179)	(329,676)	(6,479,691)

Net investment income(loss)	(312,293)	2,220,522	6,609	7,512,355

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	844,778	9,901,658	724,526	4,157,424
Capital gain distributions	686,035	—	975,893	—
Change in unrealized appreciation(depreciation) of investments	2,536,753	4,601,603	1,703,885	696,672

Net gain(loss) on investments	4,067,566	14,503,261	3,404,304	4,854,096

Net increase(decrease) in net assets resulting from operations	$3,755,273	$16,723,783	$3,410,913	$12,366,451

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations

For the year ended December 31, 2005[1]	High Yield Subaccount	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount
Dividends	$863,131	$2,044,591	$758,351	$4,581,485
Mortality & expense risk charges	(133,709)	(343,066)	(201,706)	(1,352,908)

Net investment income(loss)	729,422	1,701,525	556,645	3,228,577

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	653	(390,011)	(11,614)	197,380
Capital gain distributions	—	—	49,977	—
Change in unrealized appreciation(depreciation) of investments	(420,384)	(732,260)	(433,490)	(2,468,285)

Net gain(loss) on investments	(419,731)	(1,122,271)	(395,127)	(2,270,905)

Net increase(decrease) in net assets resulting from operations	$309,691	$579,254	$161,518	$957,672

For the year ended December 31, 2005[1]	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$1,158,264	$260,340	$607,872
Mortality & expense risk charges	(394,004)	(74,242)	(269,930)

Net investment income(loss)	764,260	186,098	337,942

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	(66,129)	(10,249)	—
Capital gain distributions	7,980	—	—
Change in unrealized appreciation(depreciation) of investments	(480,120)	(134,500)	—

Net gain(loss) on investments	(538,269)	(144,749)	0

Net increase(decrease) in net assets resulting from operations	$225,991	$41,349	$337,942

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2005	12/31/2005	12/31/2005
Operations:
Net investment income(loss)	$(26,174)	$(38,590)	$4,219	$44,270
Net realized gains(loss) on investments	2,224	6,415	2,087	4,919
Change in net unrealized appreciation(depreciation) on investments	390,887	948,923	1,784,549	445,135

Net Change in Net Assets Resulting from Operations	366,937	916,748	1,790,855	494,324

Unit Transactions:
Proceeds from units issued	449,731	3,138,062	4,643,324	1,938,404
Death benefits	—	—	—	—
Surrenders and terminations	(267,195)	(495,456)	(1,978,693)	(403,857)
Administrative charges	(125)	(100)	(149)	(25)
Transfers between subaccounts	9,067,162	24,364,418	51,518,259	18,704,140

Net Change in Net Assets from Unit Transactions	9,249,573	27,006,924	54,182,741	20,238,682

Net Change in Net Assets	9,616,510	27,923,672	55,973,596	20,732,986
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$9,616,510	$27,923,672	$55,973,596	$20,732,986

	Technology Subaccount		Partner Small Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(82,158)	$(116,868)	$(38,814)	$(33,116)
Net realized gains(loss) on investments	129,738	61,009	224,850	58,401
Change in net unrealized appreciation(depreciation) on investments	122,758	319,765	(90,066)	226,095

Net Change in Net Assets Resulting from Operations	170,338	263,906	95,970	251,380

Unit Transactions:
Proceeds from units issued	435,905	775,045	164,398	356,695
Death benefits	(7,960)	(20,387)	(92)	(188)
Surrenders and terminations	(719,716)	(512,300)	(226,149)	(206,380)
Administrative charges	(493)	(642)	(107)	(79)
Transfers between subaccounts	(717,016)	(29,915)	272,239	535,732

Net Change in Net Assets from Unit Transactions	(1,009,280)	211,801	210,289	685,780

Net Change in Net Assets	(838,942)	475,707	306,259	937,160
Net Assets Beginning of Period	9,719,718	9,244,011	3,060,187	2,123,027

Net Assets End of Period	$8,880,776	$9,719,718	$3,366,446	$3,060,187

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(94,294)	$(69,744)	$(523,958)	$(485,742)
Net realized gains(loss) on investments	514,926	147,804	5,036,821	1,127,695
Change in net unrealized appreciation(depreciation) on investments	(57,027)	1,127,583	(1,361,387)	6,471,706

Net Change in Net Assets Resulting from Operations	363,605	1,205,643	3,151,476	7,113,659

Unit Transactions:
Proceeds from units issued	643,009	1,152,389	1,718,288	2,313,318
Death benefits	(50,498)	(11,825)	(229,731)	(283,046)
Surrenders and terminations	(607,301)	(412,730)	(2,808,033)	(2,089,013)
Administrative charges	(125)	(65)	(1,263)	(1,313)
Transfers between subaccounts	337,369	4,034,103	(1,449,227)	(171,917)

Net Change in Net Assets from Unit Transactions	322,454	4,761,872	(2,769,966)	(231,971)

Net Change in Net Assets	686,059	5,967,515	381,510	6,881,688
Net Assets Beginning of Period	8,810,985	2,843,470	43,901,403	37,019,715

Net Assets End of Period	$9,497,044	$8,810,985	$44,282,913	$43,901,403

	Small Cap Index Subaccount		Mid Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(1,770,036)	$(2,789,032)	$(133,445)	$(90,172)
Net realized gains(loss) on investments	33,649,487	6,821,020	276,879	41,064
Change in net unrealized appreciation(depreciation) on investments	(13,500,011)	57,264,729	926,966	953,620

Net Change in Net Assets Resulting from Operations	18,379,440	61,296,717	1,070,400	904,512

Unit Transactions:
Proceeds from units issued	6,518,043	10,631,222	716,843	975,918
Death benefits	(1,510,631)	(1,657,955)	(19,368)	(11,972)
Surrenders and terminations	(25,977,796)	(19,514,806)	(771,912)	(393,342)
Administrative charges	(18,109)	(16,536)	(123)	(51)
Transfers between subaccounts	(34,250,061)	(20,162,496)	263,319	4,466,402

Net Change in Net Assets from Unit Transactions	(55,238,554)	(30,720,571)	188,759	5,036,955

Net Change in Net Assets	(36,859,114)	30,576,146	1,259,159	5,941,467
Net Assets Beginning of Period	348,240,677	317,664,531	9,842,463	3,900,996

Net Assets End of Period	$311,381,563	$348,240,677	$11,101,622	$9,842,463

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Mid Cap Growth II Subaccount		Partner Mid Cap Value Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005
Operations:
Net investment income(loss)	$(36,083)	$(34,928)	$(315)
Net realized gains(loss) on investments	189,391	68,166	2,578
Change in net unrealized appreciation(depreciation) on investments	116,884	346,920	19,738

Net Change in Net Assets Resulting from Operations	270,192	380,158	22,001

Unit Transactions:
Proceeds from units issued	109,352	124,811	45,500
Death benefits	(13,836)	—	—
Surrenders and terminations	(174,481)	(189,640)	(10,903)
Administrative charges	(42)	(29)	(2)
Transfers between subaccounts	(360,288)	402,353	600,839

Net Change in Net Assets from Unit Transactions	(439,295)	337,495	635,434

Net Change in Net Assets	(169,103)	717,653	657,435
Net Assets Beginning of Period	3,070,848	2,353,195	—

Net Assets End of Period	$2,901,745	$3,070,848	$657,435

	Mid Cap Stock Subaccount		Mid Cap Index Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(422,189)	$(421,839)	$(232,031)	$(337,518)
Net realized gains(loss) on investments	2,700,418	669,375	1,853,415	255,466
Change in net unrealized appreciation(depreciation) on investments	3,369,022	4,820,335	1,830,425	3,872,329

Net Change in Net Assets Resulting from Operations	5,647,251	5,067,871	3,451,809	3,790,277

Unit Transactions:
Proceeds from units issued	1,780,142	2,099,602	1,316,911	2,646,706
Death benefits	(208,806)	(210,533)	(136,726)	(244,375)
Surrenders and terminations	(2,603,519)	(1,625,290)	(2,274,245)	(1,264,433)
Administrative charges	(921)	(846)	(518)	(468)
Transfers between subaccounts	1,998,823	(495,499)	579,514	3,088,871

Net Change in Net Assets from Unit Transactions	965,719	(232,566)	(515,064)	4,226,301

Net Change in Net Assets	6,612,970	4,835,305	2,936,745	8,016,578
Net Assets Beginning of Period	37,380,168	32,544,863	31,288,757	23,272,179

Net Assets End of Period	$43,993,138	$37,380,168	$34,225,502	$31,288,757

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Partner International Stock Subaccount		Partner All Cap Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(131,879)	$(488,306)	$(29,469)	$(27,751)
Net realized gains(loss) on investments	949,797	23,978	128,603	30,637
Change in net unrealized appreciation(depreciation) on investments	8,989,986	9,775,900	506,583	291,325

Net Change in Net Assets Resulting from Operations	9,807,904	9,311,572	605,717	294,211

Unit Transactions:
Proceeds from units issued	4,126,673	3,117,649	307,106	170,417
Death benefits	(329,650)	(295,983)	(83)	(11,123)
Surrenders and terminations	(5,460,417)	(2,327,605)	(249,599)	(132,822)
Administrative charges	(1,857)	(1,074)	(79)	(45)
Transfers between subaccounts	6,547,657	60,454,953	1,151,184	470,997

Net Change in Net Assets from Unit Transactions	4,882,406	60,947,940	1,208,529	497,424

Net Change in Net Assets	14,690,310	70,259,512	1,814,246	791,635
Net Assets Beginning of Period	72,188,782	1,929,270	2,816,044	2,024,409

Net Assets End of Period	$86,879,092	$72,188,782	$4,630,290	$2,816,044

	Large Cap Growth Subaccount		Large Cap Growth II Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(173,577)	$(134,720)	$(9,191)	$(21,474)
Net realized gains(loss) on investments	279,707	43,699	68,918	19,164
Change in net unrealized appreciation(depreciation) on investments	2,119,007	1,451,193	76,776	127,893

Net Change in Net Assets Resulting from Operations	2,225,137	1,360,172	136,503	125,583

Unit Transactions:
Proceeds from units issued	2,558,727	2,398,303	111,361	172,665
Death benefits	(130,706)	(39,808)	—	—
Surrenders and terminations	(1,790,832)	(795,085)	(89,142)	(72,769)
Administrative charges	(506)	(472)	(17)	(9)
Transfers between subaccounts	8,839,813	9,707,096	(61,691)	590,731

Net Change in Net Assets from Unit Transactions	9,476,496	11,270,034	(39,489)	690,618

Net Change in Net Assets	11,701,633	12,630,206	97,014	816,201
Net Assets Beginning of Period	22,704,251	10,074,045	2,125,358	1,309,157

Net Assets End of Period	$34,405,884	$22,704,251	$2,222,372	$2,125,358

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Partner Growth Stock Subaccount		Large Cap Value Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(58,289)	$(66,337)	$(72,018)	$(363,580)
Net realized gains(loss) on investments	248,684	46,188	856,379	223,829
Change in net unrealized appreciation(depreciation) on investments	219,689	554,082	1,496,583	3,905,772

Net Change in Net Assets Resulting from Operations	410,084	533,933	2,280,944	3,766,021

Unit Transactions:
Proceeds from units issued	366,897	667,152	1,793,234	2,713,794
Death benefits	(6,624)	(182)	(141,811)	(244,442)
Surrenders and terminations	(650,784)	(384,914)	(3,027,828)	(1,773,729)
Administrative charges	(76)	(1)	(443)	(324)
Transfers between subaccounts	561,915	2,460,192	4,361,320	5,916,151

Net Change in Net Assets from Unit Transactions	271,328	2,742,247	2,984,472	6,611,450

Net Change in Net Assets	681,412	3,276,180	5,265,416	10,377,471
Net Assets Beginning of Period	7,022,981	3,746,801	35,156,669	24,779,198

Net Assets End of Period	$7,704,393	$7,022,981	$40,422,085	$35,156,669

	Large Cap Stock Subaccount		Large Cap Index Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(312,293)	$(1,092,355)	$2,220,522	$(505,534)
Net realized gains(loss) on investments	1,530,813	(6,940)	9,901,658	1,767,239
Change in net unrealized appreciation(depreciation) on investments	2,536,753	7,370,465	4,601,603	48,989,152

Net Change in Net Assets Resulting from Operations	3,755,273	6,271,170	16,723,783	50,250,857

Unit Transactions:
Proceeds from units issued	4,061,122	6,800,477	15,686,594	21,489,302
Death benefits	(586,823)	(725,664)	(3,804,855)	(3,682,246)
Surrenders and terminations	(6,577,219)	(4,876,003)	(50,582,932)	(41,286,476)
Administrative charges	(2,500)	(3,016)	(32,098)	(31,638)
Transfers between subaccounts	(3,377,153)	6,246,194	(64,056,097)	(32,477,326)

Net Change in Net Assets from Unit Transactions	(6,482,573)	7,441,988	(102,789,388)	(55,988,384)

Net Change in Net Assets	(2,727,300)	13,713,158	(86,065,605)	(5,737,527)
Net Assets Beginning of Period	95,282,712	81,569,554	586,398,307	592,135,834

Net Assets End of Period	$92,555,412	$95,282,712	$500,332,702	$586,398,307

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Real Estate Securities Subaccount		Balanced Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$6,609	$(159,258)	$7,512,355	$6,137,706
Net realized gains(loss) on investments	1,700,419	88,457	4,157,424	(437,815)
Change in net unrealized appreciation(depreciation) on investments	1,703,885	4,435,898	696,672	31,487,916

Net Change in Net Assets Resulting from Operations	3,410,913	4,365,097	12,366,451	37,187,807

Unit Transactions:
Proceeds from units issued	1,834,084	2,581,958	11,710,382	17,057,972
Death benefits	(112,563)	(148,177)	(5,761,603)	(7,645,847)
Surrenders and terminations	(2,086,470)	(544,062)	(52,738,356)	(48,987,129)
Administrative charges	(306)	(150)	(18,221)	(16,281)
Transfers between subaccounts	5,270,701	8,224,268	(64,345,974)	(38,669,363)

Net Change in Net Assets from Unit Transactions	4,905,446	10,113,837	(111,135,772)	(78,260,648)

Net Change in Net Assets	8,316,359	14,478,934	(98,787,321)	(41,072,841)
Net Assets Beginning of Period	21,324,675	6,845,741	571,932,950	613,005,791

Net Assets End of Period	$29,641,034	$21,324,675	$473,145,629	$571,932,950

	High Yield Subaccount		High Yield II Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$729,422	$357,361	$1,701,525	$1,599,056
Net realized gains(loss) on investments	653	7,169	(390,011)	(179,209)
Change in net unrealized appreciation(depreciation) on investments	(420,384)	134,751	(732,260)	482,474

Net Change in Net Assets Resulting from Operations	309,691	499,281	579,254	1,902,321

Unit Transactions:
Proceeds from units issued	838,405	1,054,078	713,474	2,000,926
Death benefits	(60,511)	(3,957)	(222,917)	(320,783)
Surrenders and terminations	(963,831)	(295,520)	(2,546,576)	(2,170,576)
Administrative charges	(97)	(59)	(328)	(348)
Transfers between subaccounts	2,991,437	4,139,106	(3,390,540)	970,725

Net Change in Net Assets from Unit Transactions	2,805,403	4,893,648	(5,446,887)	479,944

Net Change in Net Assets	3,115,094	5,392,929	(4,867,633)	2,382,265
Net Assets Beginning of Period	8,249,375	2,856,446	29,665,893	27,283,628

Net Assets End of Period	$11,364,469	$8,249,375	$24,798,260	$29,665,893

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Income Subaccount		Bond Index Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$556,645	$313,757	$3,228,577	$3,505,581
Net realized gains(loss) on investments	38,363	15,948	197,380	839,520
Change in net unrealized appreciation(depreciation) on investments	(433,490)	39,691	(2,468,285)	(1,270,394)

Net Change in Net Assets Resulting from Operations	161,518	369,396	957,672	3,074,707

Unit Transactions:
Proceeds from units issued	1,355,003	1,486,643	3,481,582	4,943,335
Death benefits	(182,875)	(95,576)	(1,179,138)	(1,115,140)
Surrenders and terminations	(1,408,785)	(869,907)	(10,319,666)	(10,443,850)
Administrative charges	(110)	(52)	(1,911)	(1,839)
Transfers between subaccounts	4,473,179	4,583,906	(11,081,386)	(10,933,748)

Net Change in Net Assets from Unit Transactions	4,236,412	5,105,014	(19,100,519)	(17,551,242)

Net Change in Net Assets	4,397,930	5,474,410	(18,142,847)	(14,476,535)
Net Assets Beginning of Period	12,882,745	7,408,335	116,594,800	131,071,335

Net Assets End of Period	$17,280,675	$12,882,745	$98,451,953	$116,594,800

	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$764,260	$359,765	$186,098	$115,125
Net realized gains(loss) on investments	(58,149)	23,808	(10,249)	5,149
Change in net unrealized appreciation(depreciation) on investments	(480,120)	(229,338)	(134,500)	6,878

Net Change in Net Assets Resulting from Operations	225,991	154,235	41,349	127,152

Unit Transactions:
Proceeds from units issued	1,901,196	3,349,707	405,292	943,974
Death benefits	(223,940)	(132,062)	(5,094)	(44,475)
Surrenders and terminations	(3,081,715)	(1,439,784)	(336,917)	(382,816)
Administrative charges	(213)	(111)	(32)	(9)
Transfers between subaccounts	4,831,760	11,579,838	481,790	2,152,089

Net Change in Net Assets from Unit Transactions	3,427,088	13,357,588	545,039	2,668,763

Net Change in Net Assets	3,653,079	13,511,823	586,388	2,795,915
Net Assets Beginning of Period	28,198,446	14,686,623	5,415,872	2,619,957

Net Assets End of Period	$31,851,525	$28,198,446	$6,002,260	$5,415,872

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Money Market Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$337,942	$(75,998)
Net realized gains(loss) on investments	—	—
Change in net unrealized appreciation(depreciation) on investments	—	—

Net Change in Net Assets Resulting from Operations	337,942	(75,998)

Unit Transactions:
Proceeds from units issued	3,651,218	3,127,024
Death benefits	(197,390)	(213,593)
Surrenders and terminations	(5,206,295)	(5,184,131)
Administrative charges	(1,006)	(519)
Transfers between subaccounts	(81,749)	(6,357,614)

Net Change in Net Assets from Unit Transactions	(1,835,222)	(8,628,833)

Net Change in Net Assets	(1,497,280)	(8,704,831)
Net Assets Beginning of Period	21,548,600	30,253,431

Net Assets End of Period	$20,051,320	$21,548,600

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account A

Notes to Financial Statements

As of December 31, 2005

(1) ORGANIZATION

The Thrivent Variable Annuity Account A ( the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 31 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds); as follows:

Subaccount	Series
Aggressive Allocation (a)	Thrivent Series Fund, Inc.—Aggressive Allocation Portfolio
Moderately Aggressive Allocation (a)	Thrivent Series Fund, Inc.—Moderately Aggressive Allocation Portfolio
Moderate Allocation (a)	Thrivent Series Fund, Inc.—Moderate Allocation Portfolio
Moderately Conservative Allocation (a)	Thrivent Series Fund, Inc.—Moderately Conservative Allocation Portfolio
Technology	Thrivent Series Fund, Inc.—Technology Portfolio
Partner Small Cap Growth (h)	Thrivent Series Fund, Inc.—Partner Small Cap Growth Portfolio
Partner Small Cap Value (d)	Thrivent Series Fund, Inc.—Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc.—Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc.—Small Cap Index Portfolio
Mid Cap Growth (h)	Thrivent Series Fund, Inc.—Mid Cap Growth Portfolio (c)
Mid Cap Growth II (h)	Thrivent Series Fund, Inc.—Mid Cap Growth II Portfolio
Partner Mid Cap Value (a)	Thrivent Series Fund, Inc.—Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc.—Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc.—Mid Cap Index Portfolio
Partner International Stock (d)	Thrivent Series Fund, Inc.—Partner International Stock Portfolio (b)
Partner All Cap (h)	Thrivent Series Fund, Inc.—Partner All Cap Portfolio
Large Cap Growth (h)	Thrivent Series Fund, Inc.—Large Cap Growth Portfolio (f)
Large Cap Growth II (h)	Thrivent Series Fund, Inc.—Large Cap Growth II Portfolio
Partner Growth Stock (h)	Thrivent Series Fund, Inc.—Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc.—Large Cap Value Portfolio (g)
Large Cap Stock	Thrivent Series Fund, Inc.—Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc.—Large Cap Index Portfolio
Real Estate Securities (d)	Thrivent Series Fund, Inc.—Real Estate Securities Portfolio
Balanced	Thrivent Series Fund, Inc.—Balanced Portfolio
High Yield (h)	Thrivent Series Fund, Inc.—High Yield Portfolio
High Yield II	Thrivent Series Fund, Inc.—High Yield II Portfolio
Income (h)	Thrivent Series Fund, Inc.—Income Portfolio
Bond Index	Thrivent Series Fund, Inc.—Bond Index Portfolio
Limited Maturity Bond (h)	Thrivent Series Fund, Inc.—Limited Maturity Bond Portfolio
Mortgage Securities (d)	Thrivent Series Fund, Inc.—Mortgage Securities Portfolio
Money Market (e)	Thrivent Series Fund, Inc.—Money Market Portfolio (h)

(a)	Since inception, April 29, 2005
(b)	Aid Association for Lutherans (AAL) Series Fund, Inc.—International Portfolio merged into the Thrivent Series Fund, Inc.—Partner International Stock Portfolio as of April 30, 2004.
(c)	Lutheran Brotherhood (LB) Series Fund, Inc.—Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc.—Mid Cap Growth Portfolio as of April 30, 2004.
(d)	Since inception, April 30, 2003
(e)	Since inception, April 25, 2003
(f)	AAL Series Fund.—Aggressive Growth Portfolio merged into the Thrivent Series Fund, Inc.— Large Cap Growth Portfolio as of April 25, 2003.
(f)	AAL Series Fund.—Equity Income Portfolio merged into the Thrivent Series Fund, Inc.— Large Cap Value Portfolio as of April 25, 2003.
(g)	AAL Series Fund.—Money Market Portfolio merged into the Thrivent Series Fund, Inc.— Money Market Portfolio as of April 25, 2003.
(h)	Since inception, April 30, 2002

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(1) ORGANIZATION—continued

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Death Claims

Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits. Prior to October 2005, amounts payable for death benefits were transferred to the general account upon election of the first beneficiary, pending instructions from the other beneficiaries for disbursement.

Other

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent. No charge for sales distribution expense is deducted from premiums received.

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES—continued

A contract maintenance charge of $25 per contract year is deducted to reimburse Thrivent Financial for administrative expenses related to the contract. This fee is waived if the sum of the total net premiums are $1,500 or more at the end of the contract year or at surrender. A surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $10 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.25% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.

Additionally, during the year ended December 31, 2005, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

Subaccount	% of Average Net Assets	Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%	Large Cap Growth	0.40%
Moderately Aggressive Allocation	0.15%	Large Cap Growth II	0.80%
Moderate Allocation	0.15%	Partner Growth Stock	0.80%
Moderately Conservative Allocation	0.15%	Large Cap Value	0.60%
Technology	0.75%	Large Cap Stock	0.65%
Partner Small Cap Growth	1.00%	Large Cap Index	0.32%
Partner Small Cap Value	0.80%	Real Estate Securities	0.80%
Small Cap Stock	0.70%	Balanced	0.32%
Small Cap Index	0.33%	High Yield	0.40%
Mid Cap Growth	0.40%	High Yield II	0.40%
Mid Cap Growth II	0.90%	Income	0.40%
Partner Mid Cap Value	0.75%	Bond Index	0.35%
Mid Cap Stock	0.70%	Limited Maturity Bond	0.40%
Mid Cap Index	0.35%	Mortgage Securities	0.50%
Partner International Stock	0.85%	Money Market	0.40%
Partner All Cap	0.95%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Technology	Partner Small Cap Growth
Units Outstanding at December 31, 2003	—	—	—	—	1,315,915	206,331
Units Issued	—	—	—	—	333,413	128,234
Units Redeemed	—	—	—	—	(313,076)	(64,024)

Units Outstanding at December 31, 2004	—	—	—	—	1,336,252	270,541
Units Issued	874,986	2,570,702	5,344,826	1,999,001	174,886	82,216
Units Redeemed	(27,658)	(59,176)	(212,022)	(52,035)	(319,246)	(62,892)

Units Outstanding at December 31, 2005	847,328	2,511,526	5,132,804	1,946,966	1,191,892	289,865

	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth	Mid Cap Growth II	Partner Mid Cap Value
Units Outstanding at December 31, 2003	202,567	3,143,640	13,840,259	376,582	254,233	—
Units Issued	415,368	387,509	501,771	598,001	86,671	—
Units Redeemed	(98,045)	(409,706)	(1,758,924)	(110,613)	(52,307)	—

Units Outstanding at December 31, 2004	519,890	3,121,443	12,583,106	863,970	288,597	—
Units Issued	178,160	322,272	275,628	224,679	41,097	61,894
Units Redeemed	(156,996)	(513,811)	(2,241,744)	(201,840)	(81,421)	(4,463)

Units Outstanding at December 31, 2005	541,054	2,929,904	10,616,990	886,809	248,273	57,431

	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth	Large Cap Growth II
Units Outstanding at December 31, 2003	3,342,359	2,050,765	147,688	253,941	994,131	136,035
Units Issued	425,492	591,327	4,939,322	103,195	1,256,662	100,512
Units Redeemed	(452,041)	(230,122)	(248,389)	(42,365)	(143,792)	(28,632)

Units Outstanding at December 31, 2004	3,315,810	2,411,970	4,838,621	314,771	2,107,001	207,915
Units Issued	550,213	382,161	1,066,929	215,707	1,300,523	71,891
Units Redeemed	(470,650)	(415,708)	(719,525)	(87,614)	(386,364)	(74,224)

Units Outstanding at December 31, 2005	3,395,373	2,378,423	5,186,025	442,864	3,021,160	205,582

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY—continued

	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities	Balanced
Units Outstanding at December 31, 2003	352,301	1,982,366	9,830,783	28,407,328	530,933	32,819,701
Units Issued	323,137	753,882	1,839,612	1,167,538	824,019	964,628
Units Redeemed	(67,269)	(240,737)	(952,372)	(3,807,934)	(116,132)	(5,097,992)

Units Outstanding at December 31, 2004	608,169	2,495,511	10,718,023	25,766,932	1,238,820	28,686,337
Units Issued	209,313	669,000	1,096,386	786,466	625,057	712,852
Units Redeemed	(182,135)	(449,804)	(1,804,413)	(5,303,022)	(324,384)	(6,267,903)

Units Outstanding at December 31, 2005	635,347	2,714,707	10,009,996	21,250,376	1,539,493	23,131,286

	High Yield	High Yield II	Income	Bond Index	Limited Maturity Bond	Mortgage Securities
Units Outstanding at December 31, 2003	253,963	2,523,208	669,003	8,292,392	1,377,842	259,412
Units Issued	465,440	472,463	592,726	547,404	1,513,497	348,197
Units Redeemed	(45,109)	(423,773)	(136,996)	(1,651,509)	(262,295)	(85,566)

Units Outstanding at December 31, 2004	674,294	2,571,898	1,124,733	7,188,287	2,629,044	522,043
Units Issued	418,337	143,754	603,851	439,328	931,765	169,752
Units Redeemed	(188,409)	(614,283)	(235,269)	(1,612,055)	(611,256)	(117,389)

Units Outstanding at December 31, 2005	904,222	2,101,369	1,493,315	6,015,560	2,949,553	574,406

Money Market
Units Outstanding at December 31, 2003	30,353,176
Units Issued	7,625,087
Units Redeemed	(16,297,211)

Units Outstanding at December 31, 2004	21,681,052
Units Issued	12,672,459
Units Redeemed	(14,492,642)

Units Outstanding at December 31, 2005	19,860,869

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(5)	PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2005 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$9,287,990	$63,969
Moderately Aggressive Allocation	27,092,450	122,618
Moderate Allocation	54,261,244	74,284
Moderately Conservative Allocation	20,420,745	134,616
Technology	823,817	1,915,254
Partner Small Cap Growth	913,398	573,384
Partner Small Cap Value	2,604,097	2,099,931
Small Cap Stock	5,819,465	5,272,717
Small Cap Index	20,941,488	59,330,232
Mid Cap Growth	1,764,491	1,709,176
Mid Cap Growth II	350,215	825,592
Partner Mid Cap Value	683,516	46,958
Mid Cap Stock	5,789,503	3,219,290
Mid Cap Index	4,080,670	3,838,025
Partner International Stock	10,957,155	6,206,630
Partner All Cap	1,852,409	673,349
Large Cap Growth	11,604,924	2,302,006
Large Cap Growth II	655,763	704,441
Partner Growth Stock	1,958,765	1,745,725
Large Cap Value	6,818,032	3,905,578
Large Cap Stock	5,605,745	11,714,578
Large Cap Index	9,258,430	109,827,297
Real Estate Securities	9,865,751	3,977,803
Balanced	14,458,217	118,099,633
High Yield	4,954,698	1,419,874
High Yield II	2,600,203	6,345,566
Income	6,348,095	1,505,061
Bond Index	6,242,822	22,114,765
Limited Maturity Bond	8,016,256	3,816,928
Mortgage Securities	1,708,946	977,808
Money Market	9,241,182	10,738,463

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2005, except as indicated in Note 1, follows:

Subaccount	2005	2004	2003	2002	2001
Aggressive Allocation
Units	847,328
Unit value	$11.35
Deathclaim units	—
Deathclaim unit value	$10.58
Net assets	$9,616,510
Ratio of expenses to net assets (a)	0.95 - 1.25%
Investment income ratio (b)	0.10%
Total return (c)	13.49%

Moderately Aggressive Allocation
Units	2,511,526
Unit value	$11.12
Deathclaim units	—
Deathclaim unit value	$10.51
Net assets	$27,923,672
Ratio of expenses to net assets (a)	0.95 - 1.25%
Investment income ratio (b)	0.46%
Total return (c)	11.18%

Moderate Allocation
Units	5,132,804
Unit value	$10.91
Deathclaim units	—
Deathclaim unit value	$10.44
Net assets	$55,973,596
Ratio of expenses to net assets (a)	0.95 - 1.25%
Investment income ratio (b)	0.85%
Total return (c)	9.05%

Moderately Conservative Allocation
Units	1,946,966
Unit value	$10.65
Deathclaim units	—
Deathclaim unit value	$10.31
Net assets	$20,732,986
Ratio of expenses to net assets (a)	0.95 - 1.25%
Investment income ratio (b)	1.34%
Total return (c)	6.49%

Technology
Units	1,191,892	1,336,252	1,315,915	982,725	529,594
Unit value	$7.45	$7.27	$7.02	$4.70	$8.16
Deathclaim units	—
Deathclaim unit value	$10.54
Net assets	$8,880,776	$9,719,718	$9,244,011	$4,617,354	$4,322,593
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%	1.25
Investment income ratio (b)	0.32%	0.00%	0.00%	0.00%	0.00
Total return (c)	2.44%	3.55%	49.48%	(42.43)%	(18.36)

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Partner Small Cap Growth
Units	289,865	270,541	206,331	61,878
Unit value	$11.61	$11.31	$10.29	$7.24
Deathclaim units	—
Deathclaim unit value	$10.48
Net assets	$3,366,446	$3,060,187	$2,123,027	$448,223
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%
Total return (c)	2.67%	9.93%	42.05%	(27.56)%

Partner Small Cap Value
Units	541,054	519,890	202,567
Unit value	$17.55	$16.95	$14.04
Deathclaim units	—
Deathclaim unit value	$10.33
Net assets	$9,497,044	$8,810,985	$2,843,470
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%
Investment income ratio (b)	0.26%	0.00%	0.09%
Total return (c)	3.57%	20.73%	40.37%

Small Cap Stock
Units	2,929,904	3,121,443	3,143,640	2,775,303	1,548,793
Unit value	$15.11	$14.06	$11.78	$8.51	$10.82
Deathclaim units	—
Deathclaim unit value	$10.33
Net assets	$44,282,913	$43,901,403	$37,019,715	$23,604,358	$16,759,563
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%	1.25
Investment income ratio (b)	0.04%	0.00%	0.00%	0.00%	0.14
Total return (c)	7.46%	19.43%	38.45%	(21.40)%	8.22

Small Cap Index
Units	10,613,795	12,583,106	13,840,259	14,881,978	15,537,535
Unit value	$29.34	$27.68	$22.95	$16.82	$20.01
Deathclaim units	3,195
Deathclaim unit value	$10.34
Net assets	$311,381,563	$348,240,677	$317,664,531	$250,241,942	$310,784,907
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%	1.25
Investment income ratio (b)	0.70%	0.39%	0.41%	0.01%	0.39
Total return (c)	6.00%	20.58%	36.44%	(15.93)%	5.05

Mid Cap Growth
Units	886,809	863,970	376,582	59,845
Unit value	$12.52	$11.39	$10.36	$7.72
Deathclaim units	—
Deathclaim unit value	$10.57
Net assets	$11,101,622	$9,842,463	$3,900,996	$461,813
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%
Total return (c)	9.89%	9.97%	34.24%	(22.83)%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Mid Cap Growth II
Units	248,273	288,597	254,233	72,572
Unit value	$11.69	$10.64	$9.26	$6.82
Deathclaim units	—
Deathclaim unit value	$10.57
Net assets	$2,901,745	$3,070,848	$2,353,195	$495,241
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%
Total return (c)	9.84%	14.96%	35.64%	(31.76)%

Partner Mid Cap Value
Units	57,431
Unit value	$11.45
Deathclaim units	—
Deathclaim unit value	$10.49
Net assets	$657,435
Ratio of expenses to net assets (a)	0.95 - 1.25%
Investment income ratio (b)	0.73%
Total return (c)	14.47%

Mid Cap Stock
Units	3,395,373	3,315,810	3,342,359	3,055,015	1,764,017
Unit value	$12.96	$11.27	$9.74	$7.45	$8.93
Deathclaim units	—
Deathclaim unit value	$10.61
Net assets	$43,993,138	$37,380,168	$32,544,863	$22,769,113	$15,746,419
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%	1.25
Investment income ratio (b)	0.18%	0.00%	0.25%	0.31%	0.40
Total return (c)	14.93%	15.78%	30.63%	(16.51)%	(10.72)

Mid Cap Index
Units	2,376,690	2,411,970	2,050,765	1,561,441	608,225
Unit value	$14.39	$12.97	$11.35	$8.53	$10.11
Deathclaim units	1,733
Deathclaim unit value	$10.61
Net assets	$34,225,502	$31,288,757	$23,272,179	$13,311,919	$6,153,201
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%	1.25
Investment income ratio (b)	0.53%	0.00%	0.73%	0.56%	0.69
Total return (c)	10.95%	14.31%	33.13%	(15.71)%	1.13

Partner International Stock
Units	5,184,009	4,838,621	147,688
Unit value	$16.75	$14.92	$13.06
Deathclaim units	2,016
Deathclaim unit value	$10.95
Net assets	$86,879,092	$72,188,782	$1,929,270
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%
Investment income ratio (b)	1.08%	0.10%	0.00%
Total return (c)	12.30%	14.21%	30.63%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Partner All Cap
Units	442,864	314,771	253,941	130,412
Unit value	$10.46	$8.95	$7.97	$6.54
Deathclaim units	—
Deathclaim unit value	$10.71
Net assets	$4,630,290	$2,816,044	$2,024,409	$852,276
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.44%	0.06%	0.21%	0.00%
Total return (c)	16.87%	12.22%	21.98%	(34.65)%

Large Cap Growth
Units	3,021,160	2,107,001	994,131	68,400
Unit value	$11.39	$10.78	$10.13	$7.86
Deathclaim units	—
Deathclaim unit value	$10.45
Net assets	$34,405,884	$22,704,251	$10,074,045	$537,847
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.67%	0.38%	0.08%	0.00%
Total return (c)	5.69%	6.34%	28.87%	(21.37)%

Large Cap Growth II
Units	205,582	207,915	136,035	41,917
Unit value	$10.81	$10.22	$9.62	$7.94
Deathclaim units	—
Deathclaim unit value	$10.46
Net assets	$2,222,372	$2,125,358	$1,309,157	$332,756
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.83%	0.00%	0.12%	0.21%
Total return (c)	5.75%	6.22%	21.23%	(20.61)%

Partner Growth Stock
Units	635,347	608,169	352,301	114,820
Unit value	$12.13	$11.55	$10.64	$8.22
Deathclaim units	—
Deathclaim unit value	$10.53
Net assets	$7,704,393	$7,022,981	$3,746,801	$943,545
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.48%	0.00%	0.29%	0.41%
Total return (c)	5.01%	8.58%	29.42%	(17.82)%

Large Cap Value
Units	2,714,707	2,495,511	1,982,366
Unit value	$14.89	$14.09	$12.50
Deathclaim units	—
Deathclaim unit value	$10.50
Net assets	$40,422,085	$35,156,669	$24,779,198
Ratio of expenses to net assets (a)	0.95 -1.25%	1.25%	1.25%
Investment income ratio (b)	1.06%	0.00%	1.10%
Total return (c)	5.69%	12.71%	25.00%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Large Cap Stock
Units	10,009,996	10,718,023	9,830,782	7,731,365	4,651,027
Unit value	$9.25	$8.89	$8.30	$6.92	$9.04
Deathclaim units	—
Deathclaim unit value	$10.40
Net assets	$92,555,412	$95,282,712	$81,569,554	$53,527,908	$42,072,455
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%	1.25
Investment income ratio (b)	0.92%	0.00%	0.58%	0.57%	0.53
Total return (c)	4.01%	7.14%	19.85%	(23.46)%	(9.55)

Large Cap Index
Units	21,250,376	25,766,932	28,407,328	30,203,045	33,151,014
Unit value	$23.55	$22.76	$20.84	$16.46	$21.43
Deathclaim units	—
Deathclaim unit value	$10.42
Net assets	$500,332,702	$586,398,307	$592,135,834	$497,164,057	$710,357,827
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%	1.25
Investment income ratio (b)	1.66%	1.17%	1.39%	0.01%	0.97
Total return (c)	3.46%	9.18%	26.62%	(23.18)%	(13.25)

Real Estate Securities
Units	1,539,493	1,238,820	530,932
Unit value	$19.25	17.21	$12.89
Deathclaim units	—
Deathclaim unit value	$10.59
Net assets	$29,641,034	$21,324,675	$6,845,741
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%
Investment income ratio (b)	1.27%	0.00%	3.70%
Total return (c)	11.85%	33.50%	28.94%

Balanced
Units	23,116,515	28,686,337	32,819,701	36,447,809	40,444,678
Unit value	$20.46	$19.94	$18.68	$16.14	$18.01
Deathclaim units	14,771
Deathclaim unit value	$10.30
Net assets	$473,145,629	$571,932,950	$613,005,791	$588,246,733	$728,372,323
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%	1.25
Investment income ratio (b)	2.69%	2.30%	3.12%	0.00%	3.06
Total return (c)	2.63%	6.74%	15.72%	(10.38)%	(4.69)

High Yield
Units	904,222	674,294	253,963	35,851
Unit value	$12.57	$12.23	$11.25	$8.90
Deathclaim units	—
Deathclaim unit value	$10.15
Net assets	$11,364,469	$8,249,375	$2,856,446	$318,998
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	8.04%	8.17%	8.48%	7.80%
Total return (c)	2.73%	8.77%	26.41%	(11.02)%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
High Yield II
Units	2,101,309	2,571,898	2,523,208	2,226,753	2,031,203
Unit value	$11.80	$11.54	$10.81	$8.73	$8.81
Deathclaim units	60
Deathclaim unit value	$10.14
Net assets	$24,798,260	$29,665,893	$27,283,628	$19,435,265	$17,880,036
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%	1.25
Investment income ratio (b)	7.44%	6.85%	7.81%	6.63%	9.13
Total return (c)	2.31%	6.67%	23.86%	(0.85)%	0.14

Income
Units	1,493,315	1,124,733	669,003	254,565
Unit value	$11.57	$11.45	$11.07	$10.33
Deathclaim units	—
Deathclaim unit value	$10.07
Net assets	$17,280,675	$12,882,745	$7,408,335	$2,630,484
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.68%	4.37%	4.42%	3.21%
Total return (c)	1.03%	3.43%	7.17%	3.33%

Bond Index
Units	6,015,494	7,188,287	8,292,392	9,425,931	6,769,804
Unit value	$16.37	$16.22	$15.81	$15.45	$14.26
Deathclaim units	66
Deathclaim unit value	$10.06
Net assets	$98,451,953	$116,594,800	$131,071,335	$145,645,848	$96,573,661
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%	1.25
Investment income ratio (b)	4.22%	4.10%	4.25%	5.24%	6.03
Total return (c)	0.90%	2.62%	2.30%	8.32%	7.11

Limited Maturity Bond
Units	2,949,553	2,629,044	1,377,842	462,542
Unit value	$10.80	$10.73	$10.66	$10.33
Deathclaim units	—
Deathclaim unit value	$10.03
Net assets	$31,851,525	$28,198,446	$14,686,623	$4,778,358
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.66%	2.85%	2.95%	1.98%
Total return (c)	0.68%	0.62%	3.18%	3.31%

Mortgage Securities
Units	574,406	522,043	259,412
Unit value	$10.45	$10.37	$10.10
Deathclaim units	—
Deathclaim unit value	$10.04
Net assets	$6,002,260	$5,415,872	$2,619,957
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%
Investment income ratio (b)	4.37%	4.01%	2.05%
Total return (c)	0.72%	2.72%	1.00%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Money Market
Units	19,857,938	21,681,052	30,353,176
Unit value	$1.01	$0.99	$1.00
Deathclaim units	2,931
Deathclaim unit value	$1.01
Net assets	$20,051,320	$21,548,600	$30,253,431
Ratio of expenses to net assets (a)	0.95 - 1.25%	1.25%	1.25%
Investment income ratio (b)	2.81%	0.94%	0.53%
Total return (c)	1.58%	(0.28)%	(0.33)%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represented the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period. The total return is calculated using accumulation unit values.

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Part A: None

Part B: Financial Statements of Depositor. (5)

Financial Statements of Thrivent Variable Annuity Account A. (5)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account A (“Registrant”). (1)

2.	Not Applicable.

3.	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc. (5)

4.	Contract. (2)

5.	Contract Application Form. (3)

6.	Articles of Incorporation and Bylaws. (4)

7.	Not Applicable.

8.	Participation Agreement between Depositor, Thrivent Series Fund, Inc., Thrivent Financial 401(k) Plan, and Thrivent Accumulation Plan. (4)

9.	Opinion of Counsel as to the legality of the securities being registered (including written consent). (5)

10.	Consent of Ernst & Young LLP. (5)

11.	Not Applicable.

12.	Not Applicable.

13.	Power of Attorney for Richard E. Beumer, Dr. Addie J. Butler, Robert H. Hoffman, James M. Hushagen, F. Mark Kuhlmann, Timothy J. Lehman, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Frank H. Moeller, Bruce J. Nicholson, Dr. Kurt M. Senske, Dr. Albert K. Siu, Allan R. Spies, Adrian M. Tocklin, Thomas R. Zehnder, and Randall L. Boushek. (5)

Footnotes:

(1)	Incorporated by reference from Post-Effective Amendment No. 3 to the registration statement of Thrivent Variable Annuity Account A, file no. 33-82054, filed April 18, 1997.
(2)	Incorporated by reference from Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account A filed on February 26, 2001.

(3)	Incorporated by reference from Post-Effective Amendment No. 11 to the registration statement of Thrivent Variable Annuity Account A, file no. 33-82054, filed April 26, 2002.
(4)	Incorporated by reference from the Post-Effective Number No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004.
(5)	Filed herewith.

Item 25. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal Business Address	Positions and Offices with Depositor

Bruce J. Nicholson	Chairman of the Board, President & CEO

Richard E. Beumer 13013 Wheatfield Farm Road Town & Country, Missouri 63141	Director

Dr. Addie J. Butler Community College of Philadelphia 1700 Spring Garden Street Philadelphia, PA 19130	Director

Robert H. Hoffman Taylor Corporation 1725 Roe Crest Drive P.O. Box 37208 North Mankato, MN 56002-3728	Director

James M. Hushagen Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Edgewood, WA 98402-4395	Director

F. Mark Kuhlmann SEE Inc. 77 West Port Plaza, Suite 500 St. Louis, MO 63146	Director

2

Name and Principal Business Address	Positions and Offices with Depositor
Timothy J. Lehman Kimberly-Clark 2001 Marathon Avenue Neenah., Wisconsin 54956	Director

Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, MD 21044	Director

Paul W. Middeke The Lutheran Church - Missouri Synod Worker Benefit Plans 1333 South Birkwood Road St. Louis, MO 63121	Director

Frank H. Moeller St. David’s Community Health Foundation 811 Barton Springs, Suite 600 Austin, TX 78704	Director

Dr. Kurt M. Senske Lutheran Social Services Cross Park Drive Austin, TX 78714	Director

Dr. Albert Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, MA 01761-1537	Director

3

Name and Principal Business Address	Positions and Offices with Depositor
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, FL 33715	Director

Rev. Thomas R. Zehnder PO Box 135 8435 West Pine Ridge Circle Baileys Harbor, WI 54202-0315	Director

Allan R. Spies 747 Detroit Street Denver, CO 80206	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Financial Services Operations

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Jennifer H. Martin	Senior Vice President, Human Resources

James A. Thomsen	Senior Vice President, Field Distribution

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Nikki L. Sorum	Senior Vice President, Marketing

Russell W. Swansen	Senior Vice President - Chief Investment Officer

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Name and Principal Business Address	Positions and Offices with Depositor
Marie A. Uhrich	Senior Vice President, Communications

Katie S. Kloster	Vice President and Rule 38(a)-1 Compliance Officer

Paul B. Zastrow	Treasurer

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial for Lutherans	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding Company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent for The Lutheran Brotherhood Family of Funds	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc. ‘	Licensed life and health insurance agency	Minnesota

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Generation Way, Inc.	Currently not engaged in any form of business	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Asset Management LLC	Investment adviser	Delaware

Item 27. Number of Contract Owners

As of March 31, 2006, there were approximately 66,945 qualified and non-qualified contract owners.

Item 28. Indemnification

Section 33 of Depositor’s Bylaws; Section E, subsection (viii) of Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 29. Principal Underwriter

(a)	Thrivent Investment Mgt., the principal underwriter for the Contracts, also serves as principal underwriter and investment adviser for the Thrivent Funds (a Massachusetts Business Trust offering Class A, Class B and Institutional Class shares). Thrivent Investment Mgt. is also a registered investment adviser for the aforementioned mutual funds.

(b)	The directors and officers of Thrivent Investment Mgt. are listed below. Unless otherwise indicated, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
David M. Anderson 4321 North Ballard Road Appleton, Wisconsin 54919	Director and Senior Vice President

Randall L. Bouschek	Director

Jennifer R. Relien	General Counsel and Secretary

James A. Thomsen	Director and Senior Vice President

Steven R. Wendt	Vice President and Chief Compliance Officer

Brian W. Picard 4321 North Ballard Road Appleton, WI 54979	Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Vice President and Chief Financial Officer

Marnie Loomans-Thuecks	Vice President

Thomas C. Schinke	Vice President

Vernon L. Hanson	Vice President

Thomas M. Kopatz	Vice President

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(c)	Not Applicable.

Item 30. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 31. Services

Not Applicable.

Item 32. Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the flexible premium deferred variable annuity contracts that are the subject of this registration statement, File Number 33-82054, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on this 20th day of April 2006

THRIVENT VARIABLE ANNUITY ACCOUNT A
(Registrant)

By:	Thrivent Financial for Lutherans
(Depositor, on behalf of itself and Registrant)

By:	*
Bruce J. Nicholson President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April 2006:

By:	Thrivent Financial for Lutherans
(Depositor)

By:	*
Bruce J. Nicholson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed on the 20th day of April 2006 by the following directors and officers of Depositor in the capacities indicated:

*	President and Chief Executive Officer
Bruce J. Nicholson	(Principal Executive Officer)

*	Senior Vice President and Chief Financial Officer
Randall L. Boushek	(Principal Financial Officer)

*	Vice President and Treasurer
Paul B. Zastrow	(Principal Accounting Officer)

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A majority of the Board of Directors:*

Richard E. Beumer	Richard C. Lundell	Dr. Albert Siu

Dr. Addie J. Butler	John P. McDaniel	Allan R. Spies

Robert H. Hoffman	Paul W. Middeke	Adrian M. Tocklin

James M. Hushagen	Frank H. Moeller	Rev. Thomas R. Zehnder

F. Mark Kuhlmann	Bruce J. Nicholson

Timothy J. Lehman	Dr. Kurt Senske

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ JAMES M. ODLAND
James M. Odland Attorney-in-Fact

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THRIVENT VARIABLE ANNUITY ACCOUNT A

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
3	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.

9	Opinion of Counsel as to the legality of the securities being registered (including written consent)

10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP

13	Powers of Attorney

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